EXHIBIT 10.2

                         STANDARD INDUSTRIAL/COMMERCIAL
                           MULTI-TENANT LEASE - GROSS
                   AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

         1. Basic Provisions ("Basic Provisions").

         1.1. Parties. This Lease ("Lease"), dated for reference purposes only March 8, 2000, is made by and between Principal Life Insurance Company, an Iowa Corporation, c/o Principal Capital Management, LLC, a Delaware Limited Liability Company ("Lessor"), and Atlantis Plastics Films, Inc., a Delaware Corporation ("Lessee"), (collectively the "Parties", or individually a "Party").

         1.2.(a) Premises. That certain portion of the Project (as defined below), including all improvements therein or to be provided by Lessor under the terms of this Lease, commonly known by the street address of 13170 Marlay Avenue, located in the City of Fontana, County of San Bernardino, State of California, with zip code 92337, as outlined on Exhibit ___ attached hereto ("Premises") and generally described as (describe briefly the nature of the Premises): Approximately 94,803 square feet located at the southern portion of a 153,104 square foot industrial building, and the exclusive right to use the railroad spur track and certain outdoor installations, such as silos and silo pad. In addition to Lessee's rights to use and occupy the Premises as hereinafter specified, Lessee shall have non-exclusive rights to the Common Areas (as defined in Paragraph 2.7 below) as hereinafter specified, but shall not have any rights to the roof, exterior walls or utility raceways of the building containing the Premises ("Building") or to any other buildings in the Project. The Premises ("Building") or to any other buildings in the Project. The Premises, the Building, the Common Areas, the land upon which they are located, along with all other buildings and improvements thereon, are herein collectively referred to as the "Project". (See also Paragraph 2).

         1.2(b) Parking: 8.4 unreserved vehicle parking spaces ("Unreserved Parking Spaces") and N/A reserved vehicle parking spaces ("Reserved Parking Spaces"). (See also Paragraph 2.6).

         1.3. Term: 10 years and -0- months ("Original Term") commencing November 1, 2000 ("Commencement Date") and ending October 31, 2010 ("Expiration Date"). (See also Paragraph 3).

         1.4. Early Possession: August 1, 2000 ("Early Possession Date"). (See also Paragraphs 3.2 and 3.3)

         1.5. Base Rent: $35,077.11 per month ("Base Rent"), payable on the 1st day of each month commencing Refer to Exhibit "B" - Paragraph 7. (See also paragraph 4).

         [X] If this box is checked, there are provisions in this Lease for the Base Rent to be adjusted.

         1.6 Lessee's Share of Common Area Operating Expenses: Sixty-one point nine percent (61.9%) ("Lessee's Share").

         1.7. Base Rent and Other Monies Paid Upon Execution:

                  (a) Base Rent: $35,077.11 for the period November 1, 2000 - November 30, 2000.

                  (b) Common Area Operating Expenses: $______________ for the period ___________________.

                  (c) Security Deposit: $35,077.11 ("Security Deposit"). (See also Paragraph 5.)

                  (d) Other: $_____________________ for _______________________.

                  (e) Total Due Upon Execution of this Lease: $70,154.22.

         1.8. Agreed Use: Manufacturing/warehousing and distribution of plastic stretch film and plastic products including general offices and related uses. (See also Paragraph 5).

         1.9. Insuring Party. Lessor is the "Insuring Party". (See also Paragraph 8).

         1.10. Real Estate Brokers: (See also Paragraph 15).

                  (a) Representation: The following real estate brokers (the "Brokers") and brokerage relationships exist in this transaction (check applicable boxes):

         [X] Grubb & Ellis Company represents Lessor exclusively ("Lessor's Broker");

         [X] Commercial Realty Advisors represents Lessee exclusively ("Lessee's Broker"); or

                  (b) Payment to Brokers: Upon execution and delivery of this Lease by both Parties, Lessor shall pay to the Brokers the brokerage fee agreed to in a separate written agreement (or if there is no such

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agreement the sum of per separate agreement or __% of the total Base Rent for the brokerage services rendered by the Brokers).

         1.11. Guarantor. The obligations of the Lessee under this Lease are to be guaranteed by N/A ("Guarantor"). (See also Paragraph 37).

         1.12. Addenda and Exhibits. Attached hereto is an Addendum or Addenda consisting of Paragraphs 49.1 through 49.4 and Exhibits "A" through "D", all of which constitute a part of this Lease.

         2. Premises.

         2.1. Letting. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants, and conditions set forth in this Lease. Unless otherwise provided herein, any statement of size set forth in this Lease, or that may have been used in calculating Rent, is an approximation which the Parties agree is reasonable and any payments based thereon are not subject to revision whether or not the actual size is more or less.

         2.2. Condition. Lessor shall deliver that portion of the Premises contained within the Building ("Unit") to Lessee broom clean and free of debris on the Commencement Date or the Early Possession Date, whichever first occurs, Commencement Date and, so long s the required service contracts described in paragraph 7.1(b) below are obtained by Lessee and in effect within thirty days following the Commencement Date warrants that the existing electrical, plumbing, fire sprinkler, lighting, heating, ventilating and air conditioning systems ("HVAC"), loading doors, if any and all other such elements in the Unit, other than those constructed by Lessee, shall be in good operating condition on said date and that the structural elements of the roof, bearing walls and foundation of the Unit shall be free of material defects. If a non-compliance with such warranty exists as of the Commencement Date, or if one of such systems or elements should malfunction or fail within the appropriate warranty period, Lessor shall, as Lessor's sole obligation with respect to such matter, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, malfunction of failure, rectify same at Lessor's expense. The warranty periods shown as follows: (i) 5 months as to the HVAC systems, and (ii) 6 months as to the remaining systems and other elements of the Unit, and (iii) one ____ as to the Tenant improvements installed by Lessor as part of the Work Letter Agreement attached hereto as Exhibit "B". If Lessee does not give Lessor the required notice within the appropriate warranty period, correction of any such non-compliance, malfunction or failure shall be the obligation of Lessee at Lessor's sole cost and expense (except for the repairs to the fire sprinkler systems, roof, foundations, and/or bearing walls - see Paragraph 7). As stated in Paragraph 7.2 it is Lessor's obligation to keep the roof and roof membrane in good order, condition and repair.

         2.3. Compliance. Lessor warrants that the improvements on the Premises and the Common Areas comply with the building codes that were in effect at the time that each such Improvement, or portion thereof, was constructed, and also With all applicable laws, Covenants or restrictions of record, regulations, and ordinances in effect on the Start Date ("Applicable Requirements"). Said warranty does not apply to the use to which Lessee will put the Premises or to any Alterations or Utility Installations (as defined in Paragraph 7.3(a).) made or to be mate by Lessee. NOTE: Lessee is responsible for determining whether or not the zoning is appropriate for Lessee's Intended use, and acknowledges that past uses of the Premises may no longer be allowed, If the Premises do not comply with said warranty, Lessor shall, except as otherwise provided, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify the same at Lessors expense. If the Applicable Requirements are hereafter changed so as to require during the term of this Lease the construction of an addition to or an alteration of the Unit, Premises and/or Building, the remediation of `any Hazardous Substance, or the reinforcement or otter physical modification of the Unit, Premises and/or Building ("Capital Expenditure'), Lessor and Lessee shall allocate the cost of such work as follows:

                  (a) Subject to Paragraph 2.3(c) below, if such Capital Expenditures are required as a result of the specific and unique use of the Premises by Lessee as compared with uses by tenants in general, Lessee shall be fully responsible for the cost thereof, provided, however, that it such Capital Expenditure is required during the last 2 years of this Lease and the cost thereof exceeds 6 months' Base Rent, Lessee may instead terminate this Lease unless Lessor notifies Lessee, in writing, within 10 days after receipt of Lessee's termination notice that Lessor has elected to pay the difference between the actual cost thereof and the amount equal to 6 months' Base Rent If Lessee elects termination, Lessee shall immediately cease the use of the Premises which requires such Capital Expenditure and deliver to Lessor written notice specifying a termination date at least 90 days thereafter. Such termination date shall, however, in no event be earlier than the lest day that lessee could legally utilize the Premises without commencing such Capital Expenditure.

                  (b) If such Capital Expenditure is not the result of the specific and unique use of the Premises by Lessee (such as, governmentally mandated seismic modifications), then Lessor and Lessee shall allocate the obligation to pay for the portion of such costs reasonably attributable to the Premises pursuant to the formula set out in Paragraph 7.1(d); provided, however, that if such Capital Expenditure is required during lire last 2 years of this Lease or if Lessor reasonably determines that it is not economically feasible to pay Its share (hereof, Lessor shall have the option to terminate this Lease upon 90 days prior written notice to Lessee unless Lessee notifies Lessor, in writing, within 10 days after receipt of Lessor's termination notice that Lessee will pay for such Capital Expenditure. if Lessor does not elect to terminate, and fails to tender its share of any such Capital Expenditure, Lessee may advance Such funds and deduct same, with Interest, from Rent until Lessor's share of such costs have been fully paid. If Lessee is unable to finance Lessor's share, or if the balance of the Rent due and payable for the remainder of this Lease is not sufficient to fully reimburse Lessee on an offset basis, Lessee shall have the right to terminate this Lease upon 30 days written notice to Lessor.

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                  (c) Notwithstanding the above, the provisions concerning
Capital Expenditures are Intended to apply only to non-voluntary, unexpected, and new Applicable Requirements. if the Capital Expenditures are instead triggered by Lessee as a result of an actual or proposed change in use, change in intensity of use, or modification to the Premises then, and in that event, Lessee shall be fully responsible for the cost thereof, and Lessee shall not have any right to terminate this Lease.

                  (d) Lessor must give Lessee the opportunity to contest the applicability of the change in the Applicable Requirements after making a Capital Expenditure in which Lessee is allocated part or all of the costs of such work. Notwithstanding anything in 2.3, Lessor shall be responsible for the cost of the remediation of any Hazardous Substance that existed at the Premises on the Start Date.

         2.4. Acknowledgements. Lessee acknowledges that: (a) It has been advised by Lessor and/or Brokers to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical, HVAC and fire sprinkler systems, security, environmental aspects, and compliance with Applicable Requirements and the Americans with Disabilities Act), and their suitability for Lessee's intended use, (b) Lessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to its occupancy of the Premises, and (c) neither Lessor. Lessor's agents, nor Brokers have made any oral or written representations or warranties with respect to said matters other than as set forth in this lease In addition, Lessor acknowledges that: (i) Brokers have made no representations, promises or warranties concerning Lessee's ability to honor the Lease or suitability to occupy the Premises, and (ii) It is Lessor's sole responsibility to investigate the financial capability and/or suitability of all proposed tenants.

         2.6. Vehicle Parking. Lessee shall be entitled to use the number of Unreserved Parking Spaces and Reserved Parking Spaces specified in Paragraph 1.2(b) on those portions of the Common Areas designated from time to time by Lessor for parking. Lessee shall not use more parking spaces than said number. Said parking spaces shall be used for parking by vehicles no larger than full-size passenger automobiles or pick-up trucks, herein called "Permitted Size Vehicles." Lessor may regulate the loading and unloading of vehicles by adopting Rules and Regulations as provided in Paragraph 2.9. No vehicles other than Permitted Size Vehicles may be parked in the Common Area without the prior written permission of Lessor.

                  (a) Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee's employees, suppliers, shippers, customers, contractors or invitees to be loaded, unloaded, or parked in areas other than those designated by Lessor for such activities.

                  (b) Lessee shall not service or store any vehicles in the Common Areas.

                  (c) If Lessee permits or allows any of the prohibited activities described in this Paragraph 2.6, then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

         2.7. Common Areas - Definition. The term "Common Areas" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Project and interior utility raceweys and installations within the Unit that are provided and designated by the Lessor from time to liens for the general non-exclusive. use of Lessor, Lessee and other tenants of the Project and their respective employees, suppliers, shippers, customers. Contractors and invitees. including parking areas, loading and unloading amass, trash areas, roadways, walkways, driveways and landscaped areas. Notwithstanding the foregoing, `the definition of "Common Areas" shall not include the rail spur track, the Silo Fad and the area designated on the Site Plan attached thereto as Exhibit "C", for the exclusive use of the Lessee.

         2.8. Common Areas - Lessee's Rights. Lessor grants to Lessee, for the benefit of Lessee and its employees, suppliers, shippers, contractors, customers and invitees, during the term of this Lease, the non-exclusive right to use, in common with others entitled to such use, the Common Areas as they exist from time to time, subject to any rights, powers, and privileges reserved by Lesser under the terms hereunder or under the terms of any rules and regulations or restrictions governing the use of the Project. Under no circumstances shall the right herein granted to use the Common Areas be deemed to include the might to store any property, temporarily or permanently, in the Common Areas, Any such storage shall be permitted only by the prior written consent of Lessor or Lessor's designated agent, which consent may be revoked at any time, in the event that any unauthorized storage shall occur, hen Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove the property and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

         2.9. Common Areas - Rules and Regulations. Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to establish, modify, amend and enforce reasonable rules and regulations "Rules and Regulations") for the management, safety, care, and cleanliness of the grounds, the parking and unloading of vehicles and the preservation of good order, as well as for the convenience of other occupants or tenants of the Building and the Project and their lnvitees. Lessee agrees to abide by and conform to all such Rules and Regulations, and to cause its employees, suppliers, shippers, customers, contractors and invitees to so abide and conform. Lessor shall not be responsible to Lessee for the non-compliance with said Rules and Regulations by other tenants of the Project.

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         2.10. Common Areas - Changes. Lessor shall have the right, in Lessor's sole discretion, from time to time:"

                  (d) To make changes to the Common Areas, including, without limitation, changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas. walkways and utility raceways;

                  (e) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available;

                  (f) To designate other land outside the boundaries of the Project to be a part of the Common Areas:

                  (g) To add additional buildings and improvements to the Common Areas;

                  (h) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Project, or any portion thereof:

                  (i) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Project as Lessor may, in the exercise of sound business judgment, deem to be appropriate.

         Provided the use of the Premises lay Lessee including ingress, egress and parking are not adversely affected or interfered with, and upon reasonable written notice from Lessor, not to unreasonably interfere with Lessee's business, and in no event more than two times in any lease year.

         3. Term.

         3.1. Term. The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3.

         3.2. Early Possession. If Lessee totally or partially occupies the Premises prior to the Commencement Date, the obligation to pay Base Rent shall be abated for the period of such early possession. All other terms of this Lease excluding the obligations to pay Lessee's Share of Common Area Operating Expenses, Real Property Taxes and insurance premiums and to maintain the Premises) shall, however, be in effect during such period. Any such early possession shall not affect the Expiration Date.

         3.3. Delay in Possession. Lessor agrees to use its best commercially reasonable efforts to deliver possession of the Premises to Lessee by the Commencement Date. If, despite said efforts, Lessor is unable to deliver possession as agreed, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease. Lessee shall not, however, be obligated to pay Remit or perform its other obligations until it receives possession of the Premises. If possession is not delivered within 60 days after the Commencement Date, Leases may, at its option, by notice in writing within 10 days after the end of such 60 day period, cancel this Lease, in which event the Parties shall be discharged from all obligations hereunder. If Such written notice is not received by Lessor within said 10 day period, Lessee's right to cancel shall terminate. Except as otherwise provided, if possession is not tendered to Lessee by the Start Date and Lessee does not terminate this Lease, as aforesaid, any period of rent abatement that Lessee would otherwise have enjoyed shall run from the date of delivery of possession and continue for a period equal to what Lessee would otherwise have enjoyed under the terms hereof, but minus any days of delay caused by the acts or omissions of Lessee. If possession of the Premises is not delivered within 4 months after the Commencement Date, this Lease shall terminate unless other agreements are reached between Lessor and Lessee, in writing.

         3.4. Lessee Compliance. Lessor shall not be required to tender possession of the Premises to Lessee until Lessee complies with its obligation to provide evidence of insurance (Paragraph 8.6). Pending delivery of such evidence, Lessee shall be required to perform all of its obligations under this Lease from and after the Start Date, including the payment of Rent, notwithstanding Lessor's election to withhold possession pending receipt of such evidence of insurance. Further, if Lessee is required to perform any other Conditions prior to or concurrent with the Start Date, the Start Data shall occur but Lessor may elect to withhold possession until such conditions are satisfied.

         4. Rent.

         4.1. Rent Defined. All monetary obligations of Lessee to Lessor under the terms of this Lease (except for the Security Deposit) are deemed to be rent ("Rent").

         4.2. Common Area Operating Expenses. Lessee shall pay to Lessor during the term hereof, in addition to the Base Rent, Lessee's Share (as specified in Paragraph 1.6) of all Common Area Operating Expenses, as hereinafter defined, during each calendar year of the term of this Lease, in accordance with the following provisions:

                  (a) "Common Area Operating Expenses" are defined, for purposes of this Lease, as the costs incurred by Lessor relating to the ownership and operation of the Project, including, but not limited to, the following:

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                           (i) The operation, repair and maintenance, in neat,
                  clean, good order and condition, but not the replacement (see subparagraph (e)), of the following:

                                    (aa) The Common Areas and Common Area
                           improvements, including parking areas, loading and unloading areas, trash areas, roadways, parkways, walkways, driveways, landscaped areas, bumpers, irrigation systems. Common Area lighting facilities, fences and gates elevators, roofs, and roof drainage systems.

                                    (bb) Exterior signs and any tenant
                           directories,

                                    (cc) Any fire sprinkler systems.

                           (ii) The Cost of water, gas, electricity and
                  telephone to service the Common Areas and any utilities sot separately metered.

                           (iii) Trash disposal, pest control services, property
                  management, security services, and the costs of any environmental inspections.

                           (iv) Reserves set aside for maintenance and repair of
                  Common Areas,

                           (v) Any increase above the Base Real Property Taxes
                  (as defined in Paragraph 10).

                           (vi) Any "Insurance Cost Increase" (as defined in
                  Paragraph 8).

                           (vii) Any deductible portion of en insured loss
                  concerning the Building on the Common Areas,

                           (viii) The cost of any Capital Expenditure to the
                  Building or the Project not covered under the provisions of Paragraph 2.3 provided; however, that Lessor shall allocate the cost of any such Capital Expenditure over 5 12 year period and Lessee shall not be required to pay more than Lessee's Share of 1/144th of the cost of such Capital Expenditure in any given month.

                                    (ix) Any other services to be provided by
                  Lessor that are stated elsewhere in this Lease to be a Common Area Operating Expanse.

                  (b) Any Common Area Operating Expenses and Real Property Taxes that are specifically attributable to the Unit, the Building or to any other building in the Project or the operation, repair and maintenance thereof, shall be allocated entirely to such Unit, Building, or other building. However, any Common Area Operating Expenses and Rest Property Taxes that are not specifically attributable to the Building or to any other building or to the operation. repair and maintenance thereof, shall be equitably allocated by Lessor to all buildings in the Project.

                  (c) The inclusion of the improvements, facilities and services set forth in Subparagraph 4.2(a) shall not be deemed to impose an obligation noon Lessor to either have said improvements or facilities or to provide those services unless the Project already has the same, Lessor already provides the services, or Lessor has agreed elsewhere in this Lease to provide the same or some of them.

                  (d) Lessee's Share of Common Area Operating Expenses shall be payable by Lessee within 10 days after a reasonably detailed statement of actual expenses is presented to Lessee. At Lessor's option, however, an amount may be estimated by Lessor from time to time of Lessee's Share of annual Common Area Operating Expenses and the same shall be payable monthly or quarterly, as Lessor shall designate, during each 12 month period of the Lease term, on the same day as the Base Rent is due hereunder. Lessor shall deliver to Lessee within 60 clays after the expiration of each calendar year a reasonably detailed statement showing Lessee's Share of the actual Common Area Operating Expenses incurred during the preceding year. If Lessee's payments under this Paragraph 4.2(d) during the preceding year exceed Lessee's Share as indicated on such statement, Lessor shall be credited the amount of such over-payment against Lessee's Share of Common Area Operating Expenses next becoming due. If Lessee's payments under this Paragraph 4.2(d) during the preceding year were less than Lessee's Share as indicated on such statement, Lessee shall pay to Lessor the amount of the deficiency within 10 days after deliver by Lessor to Lessee of the statement.

                  (e) When a capital component such as the roof, foundations, exterior walls or a Common Area capital improvement, such as the parking ml paving. elevators, fences, etc. requires replacement, rather than repair or maintenance, Lessor shall at Lessor's expense, be responsible for such replacement, Such expenses and/or costs are not Common Area Operating Expenses.

         4.3. Payment. Lessee shall cause payment of Rent lobe received by Lessor in lawful money of the United States, without offset or deduction (except as specifically permitted in this Lease), on or before the day on which ills due. Rent for any period during the term hereof which is for less than one full calendar month shall be prorated based upon the actual number of days of said month. Payment of Rent shall be made to Lessor at its address staled herein or to such other persons or place as Lessor may from time to time designate in writing. Acceptance of a payment which is less than the amount then due shall not be a waiver of Lessor's rights to the balance of such Rent, regardless of Lessor's endorsement of any check so stating. In the event that any check, draft,

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or other instrument of payment given by Lessee to Lessor is dishonored for any reason, Lessee agrees to pay to Lessor the sum of $25.

         5. Security Deposit.

         Lessee shall deposit with Lessor upon execution hereof the Security Deposit as security for Lessee's faithful performance of its obligations under this Lease. if Lessee falls to pay Rent, or otherwise Defaults under this Lease, Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount due Lessor or to reimburse or compensate Lessor for any liability, expense, loss or damage which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of the Security Deposit, Lessee shall within 10 days after written request therefor deposit monies with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease, If the Base Rent increases during the term of this Lease, Lessee shall, upon written request from Lessor, deposit additional monies with Lessor so that the total amount of the Security Deposit shall at alt times bear the same proportion to the increased Base Rent as the initial Security Deposit bore to the Initial Base Rent Should the Agreed Use be amended to accommodate s material change in the business of Lessee or to accommodate a sublessee or assignee, Lessor shall have the right to increase he Security Deposit to the extent necessary, in Lessor's reasonable judgment, to account for any increased wear and tear that the Premises may suffer as a result thereof. If a change in control of Lessee occurs during this Lease and following such change the financial condition of Lessee is, in Lessor's reasonable judgment, significantly reduced, Lessee shall deposit such additional monies with Lessor as shall be sufficient to cause the Security Deposit to be at a commercially reasonable level based on such change in financial condition. Lessor shall not be required to keep the Security Deposit separate from is general accounts. Within 14 days after the expiration or termination of this Lease, if Lessor elects to apply the Security Deposit only to unpaid Rent, and otherwise within 30 days after the Premises have been vacated pursuant to Paragraph 7.4(c) below, Lessor shall return that portion of the Security Deposit not used or applied by Lessor, No part of the Security Deposit shall be considered to be held in trust, to bear Interest or to be prepayment for any monies to be paid by Lessee under this Lease.

         6. Use.

         6.1. Use. Lessee shall use and occupy the Premises only for the Agreed Use, or any other legal use which is reasonably comparable therein, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that is unlawful, creates damage, waste or a nuisance, or that disturbs occupants of or causes damage to neighboring premises or properties. Lessor shall not unreasonably withhold or delay its consent to any written request for a modification of the Agreed Use, so long as the same will not impair the structural integrity of the improvements on the Premises or the mechanical or electrical systems therein, and/or is not significantly more burdensome to the Premises. If Lessor elects to withhold consent, Lessor shall within 7 days after such request give written notification of same, which notice shall Include an explanation of Lessor's objections to the change in the Agreed Use.

         6.2. Hazardous Substances. Refer to Paragraph 49.1

         7. Maintenance; Repairs; Utility installations; Trade Fixtures and Alterations.

         7.1. Lessee's Obligations.

                  (a) In General. Subject to the provisions of Paragraph 2.2 (Condition), 2.3 (Compliance), 6.3 (Lessee's Compliance with Applicable Requirements), 7.2 (Lessor's Obligations), 9 (Damage or Destruction), and 14 (Condemnation), Lessee shall, at Lessee's sole expense, keep the Premises, Utility Installations (intended for Lessee's exclusive use, no matter where located), and Alterations in good order, condition and repair (whether or not the portion of the Premises requiring repairs, or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises), including, but not limited to all equipment or facilities, such as plumbing, HVAC equipment, electrical, lighting facilities, boilers, pressure vessels, fixtures, interior walls, interior surfaces of exterior walls, ceilings, floors, windows, doors, plate glass, and skylights but excluding any items which are the responsibility of Lessor pursuant to Paragraph 7.2 Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform 1300.1 maintenance practices, specifically including the procurement and maintenance of the service contracts required by Paragraph 7.1(b) below. Lessee's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair.

                  (b) Service Contracts. Lessee shall, at Lessee's sole expense, procure and maintain contracts, with copies to Lessor, in customary form and substance for, and with contractors specializing and experienced in the maintenance of the following equipment and improvements. if any. If and when installed on the Premises: (i) HVAC equipment, (ii) boiler and pressure vessels,
(iii) clarifiers., and (iv) any other equipment, if reasonably required by Lessor. However, Lessor reserves the right, upon notice to Lessee, to procure and maintain any or all of such service contracts, and if Lessor so elects, Lessee shall reimburse Lessor, upon demand, for the cost thereof.

                  (c) Failure to Perform. If Lessee falls to perform Lessee's obligations under this Paragraph 7.1, Lessor may enter upon the Premises after 10 days' prior written notice to Lessee (except in the case of en emergency, in which case no notice shall be required), perform such obligations on Lessee's behalf, and put the Premises in good order, condition and repair, and Lessee shall promptly reimburse Lessor for the cost thereof.

                  (d) Replacement. Subject to Lessee's indemnification of Lessor as set forth in Paragraph 8.7 below, and without relieving Lessee 01 liability resulting from Lessee's failure to exercise and perform good maintenance practices, If an Item described in Paragraph 7.1 (b) cannot be repaired other than at a cost witch is in excess of 50% of the cost of replacing such item, then such item shall be replaced by Lessor, and the cost thereof shall be prorated between the Parties and Lessee shall only be obligated to pay, each month daring the remainder of the term of this Lease, on the date on which Ease Rent is due. an amount squat to the product of multiplying the cost of such replacement by a traction, the numerator of which is one, and the denominator of which is 144 (i.e. 1/144th of the cost per month). Lessee shall pay Interest on the unamortized balance at a rate that is commercially reasonable in the Judgment of Lessor's accountants, Lessee may, however, prepay its obligation at any time.

         7.2. Lessor's Obligations. Subject to the provisions of Paragraphs 2.2 (Condition), 2.3 (Compliance), 4.2 (Common Area Operating Expenses), 6 (Use),
7.1 (Lessee's Obligations), 9 (Damage or Destruction) and 14 (Condemnation), Lessor, subject to reimbursement pursuant to Paragraph 4.2, shall keep in good order, condition and repair the foundations, exterior walls, structural condition of interior bearing walls, exterior roof, fire sprinkler system, Common Area fire alarm and/or smoke detection systems, the hydrants, parking lots, walkways, parkways, driveways, landscaping, fences, signs and utility systems serving the Common Areas and all parts thereof, as well as providing the 5ervicea for which there is a Common Area Operating Expense pursuant to Paragraph 4.2. Lessor shall not be obligated to paint the exterior or interior surfaces of exterior wells nor shall Lessor be obligated to maintain, repair or replace windows, doors or plate glass of the Premises. Lessee expressly waives the benefit of army statute now or hereafter in effect to the extent it is inconsistent with the terms of this Lease. Notwithstanding any provision set forth in the Lease to the contrary, if Lessee provides written notice to Lessor of an event or circumstance which requires the action of Lessor with respect to repair and/or maintenance, and Lessor fails to provide such action within the period of time set forth in subparagraph 7.2 of the Lease, then Lessee may proceed to take the required action upon delivery of an additional ten (10) business days' written notice to Lessor specifying that Lessee is taking such required action, and if such action is required under the terms of the Lease to be taken by Lessor and is not taken by Lessor within such ten (10) business day period following service of the additional ten (10) business day notice, then Lessee shall be entitled to prompt reimbursement by Lessor of Lessee's reasonable cost and expenses in taking such action. If Lessor does not deliver a detailed written objection to Lessee within thirty (30) days after receipt of an invoice by Lessee of its costs of taking action which Lessee claims should have been taken by Lessor, and if such invoice from Lessee sets forth a reasonable particularized breakdown of its costs and expenses in connection with taking such action on behalf of Lessor, then Lessee shall be entitled to deduct from Basic Monthly Rent payable by Lessee under the Lease the amount set forth in such invoice. If, however, Lessor delivers to Lessee, within thirty (30) days after receipt of Lessee's invoice, a written objection to the payment of such invoice, setting forth with reasonable particularity Lessor's reasons for its claim that such action did not have to be taken by Lessor pursuant to the terms of the lease or that the charges are excessive (in which case Lessor shall pay the amount it contends would not have been excessive), then Lessee shall not then be entitled to such deduction from Basic Monthly Rent, but as Lessee's sole remedy, Lessee may proceed to claim a default by Lessor.

         7.3. Utility Installations; Trade Fixtures; Alterations.

                  (a) Definitions. The term "Utility Installations" refers to all floor and window coverings, air lines, power panels, electrical distribution, security and fire protection systems, communication systems, lighting fixtures, HVAC equipment, plumbing, and fencing in or on the Premises. The term "Trade Fixtures" shall mean Lessee's machinery and equipment that can be removed without doing material damage to the Premises. The term "Alterations" shall mean any modification of the improvements, other than Utility Installations or Trade Fixtres, whether by addition or deletion. "Lessee Owned Alterations and/or Utility Installations" are defined as Alterations and/or Utility installations made by Lessee that are not yet owned by Lessor pursuant to Paragraph 7.4(a).

                  (b) Consent. Lessee shall not make any Alterations or Utility Installations to the Promises without Lessor's prior written consent. Lessor has consented to the Tenant Improvements to be installed at the Premises by Lessor as stated in the Work Letter Agreement attached hereto as Exhibit "B". Lessee may, however, make non-structural Utility Installations to the interior of the Premises (excluding the roof) without such consent but upon notice to Lessor, as long as they are not visible from the outside, do not involve puncturing, relocating or removing the roof or any existing walls, and the cumulative cost thereof during this Lease as extended does not exceed a sum equal to 3 month's Base Remit in the aggregate or a sum equal to one month's Pass Rent in any one year. Notwithstanding the foregoing, Lessee shall not make or permit any roof penetrations and/or install anything on the roof without the prior written approval of Lessor. Lessor may, as a precondition to granting such approval, require Lessee to utilize a contractor chosen and/or approved by Lessor. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with detailed plans. Consent shall be deemed conditioned upon Lessee's: (i) acquiring all applicable governmental permits, (ii) furnishing Lessor with copies of both the permits and the plans and specifications prior to commencement of the work, and (iii) compliance with all conditions of said permits and other Applicable Requirements in a prompt and expeditious manner. Any Alterations or Utility Installations shall be performed in a workmanlike manner wilt good and sufficient materials. Lessee shall promptly upon completion furnish Lessor with as-built plans and specifications. For work which costs an amount in excess of as. six (6) month's Base Rent, Lessor may condition its consent upon Lessee providing a lien and completion bond in an amount equal in 150% of the estimated cost of such Alteration or Utility Installation and/or upon Lessee's posting an additional Security Deposit with Lessor.

                  (c) Indemnification. Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than 10 days notice prior to the commencement of any work in, on or about the Premises, and Lessor shall have the right to post notices of non-responsibility. If Lessee shall contest the validity of any such lien, claim to demand, than Lessee shall, at its sole expanse defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof. If Lessor shall require, Lessee shall furnish a surety bond in an amount equal to 150% of the amount of such contested lien, claim on demand, indemnifying Lessor against liability for the same. If Lessor elects to participate in any such action, Lessee shall pay Lessor's attorneys' fees and costs.

         7.4. Ownership; Removal; Surrender; and Restoration.

                  (a) Ownership. Subject to Lessor's right to require removal or elect ownership an. hereinafter provided, all Alterations and Utility Installations made by Lessee shall be the property of Lessee, but considered a part of the Premises. Lessor may, at any time, elect in writing to the owner of all or any specified part of the Lessee Owned Alterations and Utility Installations. Unless otherwise Instructed pan paragraph 7.4(b) hereof, all Lessee Owned Alterations and Utility Installations shall, at The expiration or termination of Ibis Lease, become the property of Lessor and be surrendered by Lessee with the Premises,

                  (b) Removal. By delivery to Lessee of written notice from Lessor at the time consent for the Alteration or Utility Installation is given by Lessor, Lessor may require that any or all Lessee Owned Alterations or Utility Installations be removed by the expiration or termination of this Lease. Lessor may require the removal at any time of all or any part of any Lessee Owned Alterations or Utility Installations made without the required consent. Lessee shall not be required to remove the roof extension, silo pad or spur track.

                  (c) Surrender; Restoration. Lessee shall surrender the Premises by the Expiration Date or any earlier termination date, with all of the improvements, parts and surfaces thereof broom clean and free of debris, and in good operating order, condition and slate of repair, ordinary wear and tear excepted, and damage due to fire or other casualty excepted, unless caused by Lessee. "Ordinary wear and tear" shall not include any damage or deterioration that would have been prevented by good maintenance practice. Notwithstanding the foregoing, if this Lease is for (12 months or less, then Lessee shall surrender the Premises in the same condition as delivered to Lessee on the Start Date with NO allowance for ordinary wear and tear. Lessee shall repair any damage occasioned by the installation, maintenance or removal of Trade Fixtures, Lessee owned Alterations and/or Utility Installations, furnishings, and equipment as well as the removal of any storage tank installed by or for Lessee. Leases shall also completely remove from the Premises any and all Hazardous Substances brought onto the Premises by or for Lessee, or any third party (except Hazardous Substances which were deposited via underground migration from areas outside of the Project) even if such removal would require Lessee to perform or pay for work that exceeds statutory requirements. Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee. The failure by Lessee to timely vacate the Premises pursuant to this Paragraph 7.4(c) without the express written consent of Lessor shall constitute a holdover under the provisions of Paragraph 26 below.

         8. Insurance; Indemnity.

         8.1. Payment of Premium Increases.

                  (a) As used herein, the term "Insurance Cost Increase" is defined as any increase in the actual cost of the insurance applicable to the Building and/or the Project and required to be carried by Lessor, pursuant to Paragraphs 8.2(b), 8.3(a) and 8.3(b), ("Required Insurance"), over and above the Base Premium, as hereinafter defined, calculated on an annual basis, Insurance Cost Increase shall include, but not be limited to, requirements of the holder of a mortgage or deed of trust covering the Premises, Building and/or Project, Increased valuation of the Premises, Building and/or Project, end/on a general premium rate increase. The term Insurance Cost Increase shall not, however, include any premium increases resulting from the nature of the occupancy of any other tenant of the Building. If the parties inserts dollar amount in Paragraph 1.9, such amount shall be considered the "Base Premium," The Base Premium shall be the annual premium applicable to the 12 month period immediately preceding the Commencement Date. If, however, the Project was not insured for the entirety of such 12 month period, then the Base Premium shall be the lowest annual premium reasonably obtainable for the Required Insurance as of the Commencement Date, assuming the most nominal use possible of the Building. In no event, however, shall Lessee be responsible for any portion of the premium cost attributable to liability insurance coverage in excess of $2,000,000 procured under Paragraph 8.2(b).

                  (b) Lessee shall pay any Insurance Cost Increase to Lessor pursuant to Paragraph 4.2. Premiums for policy periods commencing prior to, or extending beyond, the term of this Lease shall be prorated to coincide with the corresponding Start Date or Expiration Date.

         8.2. Liability Insurance.

                  (a) Carried by Lessee. Lessee shall obtain and keep in force a Commercial General Liability policy of insurance protecting Lessee and Lessor as an additional insured against claims for bodily injury, personal injury and property damage based upon or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $1,000,000 per occurrence with an annual aggregate of not less than $2,000,000, an "Additional Insured-Managers or Lessors of Premises Endorsement" and contain the "Amendment of the Pollution Exclusion Endorsement" for damage caused by heat, smoke or fumes from a hostile fire. The policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "insured contract" for the performance of Lessee's indemnity obligations under this Lease. The limits of said insurance shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance carried by Lessee shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.

                  (b) Carried by Lessor. Lessor shall maintain liability insurance as described in Paragraph 8.2(a), in addition to, and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.

         8.3. Property Insurance - Building, Improvements and Rental Value.

                  (a) Building and Improvements. Lessor shall obtain and keep in force a policy or policies of insurance in the name of Lessor, with loss payable to Lessor, any ground-lessor, and to any Lender insuring loss or damage to the Premises. The amount of such insurance shall be equal to the full replacement cost of the Premises, as the same shall exist from time to time, or the amount required by any Lender, but in no event more than the commercially reasonable and available insurable value thereof, Lessee Owned Alterations and Utility Installations, Trade Fixtures, and Lessee's personal property shall be insured by Lessee under Paragraph 8.4. If the coverage is available and commercially appropriate, such policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood and/or earthquake unless required by a Lender), including coverage for debris removal and the enforcement of any Applicable Requirements requiring the upgrading, demolition, reconstruction or replacement of any portion of the Premises as the result of a covered loss. Said policy or policies shall also contain an agreed valuation provision in lieu of any coinsurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where thee Premises are located. If such insurance coverage has a deductible clause, the deductible amount shall not exceed $1,000 per occurrence.

                  (b) Rental Value. Lessor shall also obtain and keep in force a policy or policies in the name of Lessor with loss payable to Lessor and any Lender, insuring the loss of the full Rent for one year with an extended period of indemnity for an additional 180 days ("Rental Value Insurance"). Said insurance shall contain an agreed valuation provision in lieu of any coinsurance clause, and the amount of coverage shall be adjusted annually to reflect the projected Rent otherwise payable by Lessee, for the next 12 month period.

                  (c) Adjacent Premises. Lessee shall pay for any increase in the premiums for the property insurance of the Building and for the Common Areas or other buildings in the Project if said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises.

                  (d) Lessee's Improvements. Since Lessor is the Insuring Party, Lessor shall not be required to Insure Lessee Owned Alterations and Utility Installations unless the item in question has become the property of Lessor under the terms of this Lease, The following Tenant Improvements to be installed under the Work Letter Agreement are the property of the Lessor and will be covered by the Lessor Property Insurance: the roof extension, the silo pad and the spur track.

         8.4. Lessee's Property; Business Interruption Insurance.

                  (a) Property Damage. Lessee shall obtain and maintain insurance coverage on all of Lessee's personal property, Trade Fixtures, and Lessee Owned Alterations and Utility Installations. Such insurance shall be full replacement cost coverage with a deductible of not to exceed $50,000.00 per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property, Trade Fixtures and Lessee Owned Alterations and Utility Installations., Lessee shall provide Lessor with written evidence that such insurance is in force.

                  (b) Business Interruption. Lessee shall obtain and maintain loss of income and extra expense insurance in amounts as will reimburse Lessee for direct or indirect loss of earnings attributable to all perils commonly insured against by prudent lessees in the business of Lessee or attributable to prevention of access to the Premises as a result of such perils.

                  (c) No Representation of Adequate Coverage. Lessor makes no representation that the limits or forms of coverage of insurance specified herein are adequate to cover Lessee's property, business operations or obligations under this Lease.

         8.5. Insurance Policies. Insurance required herein shall be by companies duly licensed or admitted to transact business in the state where the Premises are located, and maintaining during the policy term a "General Policyholders Rating" of at least B+, V, as set forth in the most current issue of "Best's Insurance Guide", or such other rating as may be required by a Lender. Lessee shall not do or permit to be done anything which invalidates the required insurance policies. Lessee shall, prior to the Start Date, deliver to Lessor certified copies of policies or such insurance or certificates evidencing the existence and amounts of the required insurance. No such policy shall be cancelable or subject to modification except after 30 days prior written notice to Lessor. Lessee shall, at least 30 days prior to the expiration of such policies, furnish Lessor with evidence of renewals or "insurance binders" evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand. Such policies shall be for a term of at least one year, or the length of the remaining term of this Lease, whichever is less. If either Party shall fail to procure and maintain the insurance required to be carried by it, the other Party may, but shall not be required to, procure and maintain the same.

         8.6. Waiver of Subrogation. Without affecting any other rights or remedies. Lessee and Lessor each hereby release and relieve the other, and waive their entire right to recover damages against the other, for loss of or damage to its property arising out of or incident to the perils required to be insured against herein. The effect of such releases and waivers is not limited by the amount of insurance carried or required, or by any deductibles applicable hereto. The Parties agree to have their respective property damage insurance carriers waive any right to subrogation that such companies may have against Lessor or Lessee, as the case may be, so long as the insurance is not invalidated thereby.

         8.7. Indemnity. Except for Lessor's negligence or willful misconduct, Lessee shall indemnify, protect, defend and hold harmless the Premises, Lessor and its agents, Lessor's master or ground lessor, partners and Lenders, from and against any and all claims, loss of rents and/or damages, liens, judgments, penalties, attorneys' and consultants' fees, expenses and/or liabilities arising out of, involving, or in connection with the rise and/or occupancy of the Premises by Lessee. If any action or proceeding to brought against Lessor by reason of any of the foregoing matters, Lessee shall upon notice defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense, Lessor need not have first paid any such claim in order to be defended or indemnified.

         8.8. Exemption of Lessor from Liability. Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Lessee. Lessee's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, HVAC or lighting fixtures, or from any other cause, whether the said injury or damage results from conditions arising upon the Premises or upon other portions of the Building, or from other sources on places. Lessor shall not be liable for any damages arising from any act en neglect of any other tenant of Lessor nor from the failure of Lessor to enforce the provisions of any other lease in the Project. Notwithstanding Lessor's negligence or breach of this Lease, Lessor shall under no circumstances be liable for injury to Lessee's business or for any loss of income or profit therefrom.

         8.9. Except for claims for which Lessee is required to obtain insurance ("Lessee Insured Claims"), Lessor shall indemnify, defend, and hold Lessee and its officers, directors, shareholders, agents, employees, and contractors (collectively, "Lessee Parties") harmless from all Claims arising from the conduct of Lessor's business or from activity, work or thing done, permitted or suffered by Lessor in or about the Building, the Common Areas, or any other part of the Project. Except for Lessee Insured Claims, Lessor shall further indemnify, defend, and hold the Lessee Parties harmless from all Claims or omission of Lessor or of its agents , employees, or contractors, and from and against all Claims incurred in, or arising out of, such claim or any action or proceeding brought thereon. In case any action or proceeding shall be brought against the Lessee Parties or any of them by reason of any such Claim, Lessor, upon notice from Lessee, shall defend the same at Lessor's expense by counsel approved in writing by Lessee.

         9. Damage or Destruction.

         9.1. Definitions.

                  (a) "Premises Partial Damage" shall mean damage or destruction to the improvements on the Premises, other than Lessee Owned Alterations, other than the initial tenant improvements installed by Lessor at the commencement of the Term, and Utility Installations, which can reasonably be repaired in 6 months or less from the date of the damage or destruction, and the cost thereof does not exceed a sum equal to 6 months Base Rent. Lessor shall notify Lessee in writing within 30 days from the date of the damage or destruction as to whether or not the damage is Partial or Total.

                  (b) "Premises Total Destruction" shall mean damage or destruction to the improvements on the Premises, other than Lessee Owned Alterations, other than the Initial Tenant Improvements installed by Lessor at the commencement of the Term, and Utility Installations and Trade Fixtures, which cannot reasonably be repaired in 6 months or less from the date of the damage or destruction and/or the cost thereof exceeds a sum equal to 6 months Base Rent. Lessor shall notify Lessee in writing within 30 days from the date of the damage or destruction as to whether or not the damage is Partial or Total.

                  (c) "Insured Loss" shall mean damage or destruction to improvements on the Premises, other than Lessee Owned Alterations and Utility Installations, other than the Initial Tenant Improvements installed by Lessor at the commencement of the Term, and Trade Fixtures, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(s), Irrespective of any deductible amounts or coverage limits involved.

                  (d) "Replacement Cost" shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of Applicable Requirements, and without deduction for depreciation.

                  (e) "Hazardous Substance Condition" shall mean the occurrence or discovery of a condition involving the. presence of, or a contamination by. a Hazardous Substance as defined in Paragraph 6,2(a), in, on, or under the Premises.

         9.2. Partial Damage - Insured Loss. If a Premises Partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures or Lessee Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect: provided, however, that Lessee shall, at Lessor's election, make the repair of any damage or destruction the total cost to repair of which is $5,000 or less, and, in such event, Lessor shall make any applicable insurance proceeds available to Lessee one reasonable basis for that purpose. Notwithstanding the foregoing, if the required Insurance, was not in force or the insurance proceeds are not sufficient to effect such repair, the Insuring Party shall promptly contribute the shortage in proceeds as and when required to complete said repairs. In the event, however, such shortage was due to the fact that, by reason of tile unique nature of the improvements, full replacement cost insurance coverage was not commercially reasonable and available, Lessor shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within 10 days following receipt of written notice of such shortage and request therefor, If Lessor receives said funds or adequate assurance thereof within said 10 day period, the party responsible for making the repairs shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect. If such funds or assurance are not received, Lessor may nevertheless elect by written notice to Lessee within 10 days thereafter to: (i) make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and effect, or (Ii) have this Lease terminate 30 days thereafter. Lessee shall not be entitled to reimbursement of any funds contributed by Lessee to repair any such damage or destruction. Premises Partial Damage due to flood or earthquake shall be subject to Paragraph 9.3, notwithstanding that there may be some insurance coverage, but the net proceeds of arty such insurance shall be made available for the repairs it made by either Party.

         9.3. Partial Damage Uninsured Loss. If a Premises Partial Damage that is not an Insured Loss occurs, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), Lessor may either (i) repair such damage as soon as reasonably possible at Lessor's expense. in which event this Lease shall continue in full force and effect, or (ii) terminate this Lease by giving written notice to Lessee within 30 days after receipt by Lessor of knowledge of the occurrence of such damage. Such termination shall be effective 60 days following the date of such notice., in the event the cost exceeds $200,000.00. In the event Lessor elects to terminate this Lease, Lessee shall have the right within 10 days after receipt of the termination notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage without reimbursement from sewn Lessee shall provide Lesser with said fund, or satisfactory assurance thereof within 30 days after making such commitment. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible after the required funds are available, If Lessee does not make the required commitment, this Less. shall terminate as of the date specified in the termination notice.

         9.4. Total Destruction. Notwithstanding any other provision hereof, If a Premises Total Destruction occurs, this Lease shall terminate 60 days following such Destruction. If the damage or destruction was caused by the gross negligence or willful misconduct of Lessee, Lessor shall have the right to recover Lessor's damages from Lessee, except as provided in Paragraph 8.6.

         9.5. Damage Near End of Term. If at any time during the last 6 months of this Lease there is damage for which the cost to repair exceeds one month's Base Rent, but does not constitute a premises total destruction, whether or not art Insured Loss, Lessor may terminate this Lease effective 60 days following the date of occurrence of such damage by giving a written termination notice, to Lessee within 60 days after the date of occurrence of such damage Notwithstanding the foregoing, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by, (a) exercising such option and (b) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs on or before the earlier of (i) the date which is 10 days after Lessee's receipt of Lessor', written notice purporting to terminate this lease, or (ii) the day prior to the date upon which such option expires. If Lessee duly exercises such option during such period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, if it is an uninsured loss, Lessor shall, at Lessor's commercially reasonable expense, repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect, If Lessee fails to exercise such option and provide such funds or assurance during such period, then this Lease shall terminate on the date specified in the termination notice and Lessee's option shall be extinguished.

         9.6. Abatement of Rent; Lessee' Remedies.

                  (a) Abatement in the event of Premises Partial Damage or Premises Total Destruction or a Hazardous Substance Condition for which Lessee is not responsible under this Lease, the Rent payable by Lessee for the period required for the repair, remediation or restoration of such damage shall be abated in proportion to the degree to which Lessee's use of the Premises is Impaired. All other obligations of Lessee hereunder shall be performed by Lessee, and Lessor shall have no liability for any such damage, destruction, remediation. repair or restoration except as provided herein.

                  (b) Remedies. If Lessor shall be obligated to repair or restore the Premises and does not commence, in a substantial and meaningful way, such repair or restoration within 90 days after such obligation shall accrue, Lessee may, at any time prior to this commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice, of Lessee's election to terminate this Lease on a date not less than 60 days following the giving of such notice. If Lessee gives such notice and such repair or restoration, is not commenced within 30 days thereafter, this Lease shall terminate as of the date specified in said notice. If the repair or restoration is commenced within such 30 days, this Lease shall continue in full force and effect. "Commence" shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever first occurs. If Lessor shall be obligated to repair or restore the Premises and does not complete such repair or restoration within 365 days after such obligation shall accrue, Lessee may, at any time prior to the completion of such repair or restoration, give written notice to Lessor and to any lenders to which Lessee has actual notice, of Lessee's election to terminate this Lease on a date not less than 60 days following the giving of such notice. If Lessee gives such notice and such repair and or restoration is not completed within 30 days thereafter and Lessor's failure to repair or restore is not the result of cause. beyond tile Lessor's control, this Lease shall terminate as of the date specified in said notice, If the repair `at restoration is completed within such 30 day period or if Lessor's failure to repair or restore ix the result of causes beyond the Lessor's control, this Lease shall continue in full force and effect.

         9.7. Termination; Advance Payments. Upon termination of this Lease pursuant to Paragraph 6.2(g) or Paragraph 9, an equitable adjustment shall be made concerning advance Base Rent and any other advance payments made by Lessee to Lessor. Lessor shall. In addition, return to Lessee so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor.

         9.8. Waive Statutes. Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent inconsistent herewith.

         10. Real Property Taxes.

         10.1. Definitions.

                  (a) "Real Property Taxes." As used herein, the term "Real Property Taxes" shall include any form of assessment; real estate, general, special, ordinary or extraordinary, or rental levy or tax (other than inheritance, personal income or estate taxes); improvement bond; and/or license fee imposed upon or levied against any legal or equitable interest of Lessor in the Project. Lessor's right to other Income therefrom, and/or Lessor's business of leasing, by any authority having the direct or indirect power to tax and where the funds are generated with reference to the Project address and where the Proceeds so generated are to be applied by the city, county or ether local taxing authority of a jurisdiction within which the Project located. The term "Real Property Taxes" shall also include any tax, fee, levy assessment or charge, or any increase therein, imposed by reason of events occurring during the term of this Lease, including, but not limited to, a change in the ownership Property Texas" shall also include any tax, fee, levy, assessment or charge, or any increase therein . imposed by reason of events occurring during the term of this Lease, including but not limited to, a change in the ownership of the Project or any portion thereof or a change in the improvements thereon.

                  (b) "Base Real Property Taxes." As used herein, the term "Base Real Property Taxes" shall be the amount of Real Property Taxes, which era assessed against the Premises, Building, Project or Common Areas in the calendar year during which the Lease is executed. In calculating Real Property Taxes for any calendar year, the Real Property Taxes for any real estate tax year shall he included in the circulation of Real Property Taxes for such calendar year based upon the number of days which such calendar year and tax year have in common.

         10.2. Payment of Taxes. Lessor shall pay the Real Property Taxes applicable to the Project, and except as otherwise provided in Paragraph 10.3, any increases in such amounts over the Base Real Property Taxes shall be included in the calculation of Common Area Operating Expenses in accordance with the provisions of Paragraph 4.2.

         10.3. Additional Improvements. Common Area Operating Expenses shall not include Real Property Taxes specified in the tax assessor's records and work sheets as being caused by additional improvements placed upon the Project by other lessees or by Lessor for the exclusive enjoyment oh such other lessees. Notwithstanding Paragraph 10.2 hereof, Lessee shall, however, pay to Lessor at the Common Area Operating Expenses are payable under Paragraph 4.2, the entirety of any increase in Real Property Taxes if assessed solely by reason of Alterations, Trade Fixtures or Utility Installations placed upon the Premises by Lessee or at Lessee's request.

         10.4. Joint Assessment. If the Building is not separately assessed, Real Property Taxes allocated to the Building shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor' a work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

         10.5. Personal Property Taxes. Lessee shall pay prior to delinquency all taxes assessed against and levied upon Lessee Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Leases contained in the Premises. When possible, Lessee shall cause Its Leases Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the reel property of Lessor. If any of Lessee's said property shall be assessed with Lessor's rest property, Lessee shall pay Lessor the taxes attributable to Lessee's property within 10 days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

         11. Utilities.

         Lessee shall pay for all water, gas, heat, light, power, telephone, trash disposal and other utilities and services supplied to the Premises. together with any taxes thereon. Notwithstanding the provisions of Paragraph 4.2, if at any time in Lessor's sole judgment, Lessor determines that Lessee is using a disproportionate amount of water, electricity or other commonly metered utilities, or that Lessee is generating such a large volume of trash as to require an increase in the size of the dumpster and/or an Increase in the number of times per month that the dumpster is emptied, then Lessor may increase Lessee's Base Rent by an amount equal to such increased costs.

         12. Assignment and Subletting.

         12.1. Lessor's Consent Required.

                  (a) Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or encumber (collectively, "assign or assignment") or sublet all or any part of Lessee's Interest in this Lessee or in the

Premises without Lessor's prior written consent, except for Permitted Transferee described in 121(f), Lessor's consent shall not unreasonably withhold its consent.

                  (b) A change in the control of Lessee shall constitute an assignment requiring consent. The transfer, on a cumulative basis, of 25% or more of the voting control of Lessee shall constitute a change in control for this purpose, except for Permitted Transfers described in 121(f).

                  (c) The involvement of Lessee or Its assets in any transaction, or series of transactions (by way of merger, sale, acquisition, financing, transfer, leveraged buy-out or otherwise), whether or not a formal assignment or hypothecation of this Lease or Lessee's assets occurs, which results or will result in a reduction of the Net Worth of Lessee by an amount greater than 25% of such Net Worth as it was represented at the time of the execution of this Lease or at the time of the moat recent assignment to which Lessor has consented, or as It exists Irremediably prior to said transaction or transactions constituting such reduction, whichever was or is greater, shall be considered an assignment of this Lease to which Lessor may withhold Its consent. "Net Worth of Lessee" shall mean the net worth of Lessee (excluding any guarantors) established under generally accepted accounting principles.

                  (d) An assignment or subletting without consent shall, at Lessor's option, be a Default curable after notice per Paragraph l3.l.

                  (e) Lessee's remedy for any breach of Paragraph 12.1 by Lessor shall be limited to compensatory damages and/or injunctive relief.

                  (f) Notwithstanding anything in this Paragraph 12.1 to the contrary, Lessee may assign this Lease, or sublet the Premises or any portion thereof, without Lessor's consent (a "Permitted Transfer") to any parent, subsidiary, or affiliate corporation or other business entity which controls, is controlled my or is under common control with Lessee, or to any corporation or other business entity resulting from a merger or consolidation with Lessee, or to any person or entity which acquires all the assets of Lessee's business as a going concern, provided that: (i) at least thirty (30) days prior to such assignment or sublease, or as soon thereafter as practicable, Lessee delivers to Lessor the financial statements and other financial and background information of the assignee or sublessee as is required for their transfers; (ii) if the transfer is an assignment, the assignee assumed, in full, the obligations of Lessee under this Lease (or if a sublease, the subleased of a portion of the Premises or term assumes, in full, the obligations of Lessee with respect to such portion); (iii) the financial net worth of the assignees or sublessee's as of the time of the proposed transfer is not reduced by an amount greater than 25% of such net worth as it was represented at the time of the execution of this Lease, or at the time of the most recent assignment to which Lessor consented to as it exists immediately prior to said transaction constituting the transfer;
(iv) Lessee remains fully liable under this Lease; and (v) unless Lessor consents to same, the use of the Premises set forth herein remain unchanged. In considering the financial ability of the proposed transferee under this paragraph 12.1 (f). Lessor shall consider the financial condition of any guarantor of the Lease who remains liable, and as a condition to such transfer being a permitted Transfer, such guarantor shall reaffirm its guarantee obligations in light of the transfer.

         12.2. Terms and Conditions Applicable to Assignment and Subletting.

                  (a) Regardless of Lessor's consent, any assignment or subletting shall not: (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease, (ii) release Lessee of any obligations hereunder, or (Iii) alter the primary liability of Lessee for the payment of Rent or for the performance of any other obligations to be performed by Lessee.

                  (b) Lessor may accept Rent or performance of Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of Rent or performance shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for Lessee's Default or Breach.

                  (c) Lessor's consent to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting.

                  (d) In the event of any Default or Breach by Lessee, Lessor may proceed directly against Leases, any Guarantors or anyone else responsible for the performance of Lessee's obligations under this Lease, including any assignee or sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefore to Lessor, or any security field by Lessor.

                  (e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee, including but not limited to the intended nine and/or required modification of the Premises, if any, together with a fee of $1,000 as consideration for Lessor's considering and processing said request. Lessee agrees to provide Lessor with such other or additional Information and/or documentation as may be reasonably requested. Lessor shall respond to each request within twenty (20) days after a written request that is accompanied by the information required under this subparagraph 12.2(e).

                  (f) Any assignee of, or sublessee under, this Lease shaft, by reason of accepting such assignment or entering into such sublease, be deemed to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such, obligations as are contrary to or inconsistent with provisions of an assignment on sublease to which Lessor has specifcally consented to in writing.

                  (g) Lessor may refuse to consent on any commercially reasonable grounds, including, without limitation, the potential inability of the proposed assignee to fulfill the Lease terms, the financial responsibility or instability of the proposed assignee or sublessee, the lack of suitability of the Premises for the intended use by the proposed assignee or sublessee, the potential for unlawful or undesirable use on' the Premises try the proposed assignee or sublessee, or the character or business reputation of the proposed assignee or sublessee, in any dispute which arise under this paragraph, Lessee shall pay to Lessor all of Lessor's costs and expenses, subject to limitations in 12.2(e) above, reasonably incurred by Lessor in making the investigation and factual findings provided for in this paragraph. However, in the event that sit the time of seeking Lessor's consent to a sublease or all or any part of the Premises the financial condition of Lessee and Guarantor are substantially the same, or are better, than they are at the time of executing this Lease. Lessor shall not be entitled to consider the financial condition of the proposed sublessee in determining whether to grant its consent, other than to determine, it its reasonable judgment that, according to GAAP, the proposed sublessee is solvent, in making the determination provided for in this subpart. Lessor shall not be required to take any action with respect to the proposed sublease unless and until Lessor receives the most Currently available financial statements of Lessee. Guarantor, and the proposed sublessee, which statements shall be certified if certified statements are then in existence, or if not, shall be presented with the affidavit under penalty of perjury of the chief financial officer of any affected entity affirming the truth and accuracy and completeness of such financial statements.

         12.3. Additional Terms and Conditions Applicable to Subletting. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed Included in all subleases under this Lease whether or not expressly Incorporated therein:

                  (a) Lessee hereby assigns and transfers to Lessor all of Lessee's Interest in all Rent payable on any sublease, and Lessor may collect such Rent and apply same toward Lessee's obligations under this Lease; provided, however, that until a Breach shall occur in the performance of Lessee's obligations, Lessee may collect said Rent. Lessor shall not, by reason of the foregoing or any assignment of such sublease, nor by reason of the condition of Rent, be deemed liable to the sublesses for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublease. Lessee hereby irrevocably authorizes and directs any such sublease., upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee's obligations under this Lease, to pay to Lessor Rent due and to become due under the sublease. Sublessee shall rely upon any such notice from lessor and shall pay all Rents to Lessor without any obligation or right to inquire as to whether such Breach exists, notwithstanding any claim from Leases to the contrary.

                  (b) In the event of a Breach by Lessee, Lessor may, at its option, require sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any prior Defaults or Breaches of such sublessor.

                  (c) Any matter requiring the consent of the sublessor under a sublease shall also require the consent of Lessor.

                  (d) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

                  (e) Lessor shall deliver a copy of any notice of Default or Breach by Leases to the sublease., who shall have the night to cure the Default of lessee within the grace period, if any, specified in such notice. The sublessee shall have a right of reimbursement and offset from and against Lessee for any such Defaults cured by the sublessee.

         13. Default; Breach; Remedies.

         13.1. Default; Breach. A "Default" is defined ass failure by the Lessee to comply with or perform any of the terms, covenants, conditions or Rules and Regulations under this Lease. A "Breach" is defined as the occurrence of one or more of the following Defaults, and the failure of Lessee to cure such Default within any applicable grace period:

                  (a) The abandonment of the Premises; or the vacating of the Premises without providing a commercially reasonable level of security, or where the coverage of the property Insurance described in Paragraph 8.3 is jeopardized as a result thereof, or without providing reasonable assurances to minimize potential vandalism.

                  (b) The failure of Lessee to make any payment of Rent or any Security Deposit required to be made by Lessee hereunder, whether to Lessor or to a third party, when due, to provide reasonable evidence of insurance or surety bond, or to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of 5 business days following written notice to Lessee.

                  (c) The failure by Lessee to provide (i) reasonable written evidence of compliance with Applicable Requirements, (ii) the service contracts,
(iii) the rescission of an unauthorized assignment or subletting, (iv) an Estoppel Certificate, (v) a requested subordination, (vi) evidence concerning any guaranty and/or Guarantor, (vii) any document requested under Paragraph 41 (easements), or (viii) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this Lease, where any such failure continues for a period of 10 days following Written notice to Leassee.

                  (d) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 2.9 hereof, other than those described in subparagraphs 13.1(s), (b) or (c). above, where such Default continues for a period 30 days after written notice; provided, however, that if the nature of Lessee's Default is such that more than 30 days are reasonably required for Its cure, then it shall not be deemed to be a Breach if Lessee commences such cure within said 30 day period and thereafter diligently prosecutes such cure to completion.

                  (e) The occurrence of any of the following events: (i) the making of any general arrangement or assignment for the benefit of creditors;
(ii) becoming a "debtor" as defined in 11 U.S.C. ss. 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same us dismissed within 60 days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within 30 days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within 30 days, provided, however, in the event that any provision of this subparagraph (e) is contrary to any applicable law, such provision shaft be of no force or effect, and not affect the validity of the remaining provisions.

                  (f) The discovery that any financial statement of Lessee or of any Guarantor given to Lessor was materially false.

                  (g) If the performance of Lessee's obligations under this Lease is guaranteed: (i) the death of a Guarantor, (ii) the termination of a Guarantor's liability with respect to this Lease other than in, accordance with the terms of such guaranty, (iii) a Guarantor's becoming insolvent or the subject of a bankruptcy filing, (iv) a Guarantor's refusal to honor the guaranty, or (v) a Guarantor's breach of its guaranty obligation on an anticipatory basis, and Lessee's failure, within 60 days following written notice, of any such event, to provide written alternative assurance or security, which, when coupled with the then existing resources of Lessee, equals or exceeds the combined financial resources of Lessee and the Guarantors that existed at the time of execution of this Lease. However, if Lessee provides a new guarantor with the same or greater Net Worth and financial strength as the defaulting guarantor within sixty (60) days after written notice, there shall be no Breach.

         13.2. Remedies. If Lease, falls to perform any of its affirmative duties or obligations, within 10 days after written notice (or in case of an emergency, without notice), Lessor may, at its option, perform such duty or obligation on Lessee's behalf, Including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The costs and expenses of any such performance by Lessor shall be due and payable by Lessee upon receipt of invoice therefor. If any check given to Lessor by Lessee shall not be honored by the bank upon which it is drawn, Lessor, at its option, may require all future payments to be made by Lessee to be by cashier's check. In the event of a Breach, Lessor may, with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach:

                  (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the unpaid Rent which had been earned it the lime of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Leases proves could have been reasonably avoided: (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided: and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of (he Premises, reasonable attorneys' fees, and that portion of any leasing commission paid by Lessor in connection with this Lease applicable to the unexpired term of this Lease, The worth at the time of award of the amount referred to in provision (v) of the immediately preceding sentence shall be computed by discounting such amount at the discount mate of the Federal Reserve Bank of the District within which the Premises are located at the time of award plus one percent. Efforts by Lessor to mitigate damages caused by Lessee's Breach of this Lease shall not waive Lessor's right to recover damages under Paragraph 12. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding any unpaid Rent and damages as are recoverable therein, or Lessor may reserve the right to recover all or any part thereof in a separate suit, Ifs notice and grace period required under Paragraph 13.1 was not previously given, a notice to pay rent or quit, or to perform or quit given to Lessee under the unlawful defamer statute shall also constitute the notice required by Paragraph 13.1. In such case, the applicable grace period required by Paragraph 13.1 and the unlawful detainer statute shall run concurrently, and the failure of Lessee to cure the Default within the greater of the two such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

                  (b) Continue the Lease and Lessee's right to possession and recover the Rent as it becomes due, in which event Lessee may sublet or assign, subject only to reasonable limitations. Acts of maintenance, efforts to islet, and/or the appointment of a receiver to protect the Lessor's interests, shall not constitute a termination of the Lessee's right to possession.

                  (c) Pursue any other remedy now or hereafter available under the laws or judicial decisions of the state wherein the Premises are located. The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises.

         13.4. Late Charges. Lessee hereby acknowledges that the payment by Lessee of Rent will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs Include, but are not limited to. processing and accounting charges, and late charges which may be imposed upon Lessor by any Lender. Accordingly, if any Rent not be received by Lessor within 5 days after such amount shall be due, than, without any requirement for notice to Lessee, Lessee shall pay to Lessor a mine-time late charge equal to 6% of each such overdue amount or $100, whichever is greater. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will Incur by reason of such late payment. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent the exercise of any of the other rights and remedies granted hereunder. In the event that twice during any 12 month period, a late charge is payable hereunder, whether or not collected, for 3 consecutive installments of Base Rent, except as otherwise permitted under this Lease or at law, then notwithstanding any provision of this Lease to the contrary, Base Rent shall, at Lessor's option, become due and payable quarterly in advance.

         13.5. Interest. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor, when due as to scheduled payments (such as Base Rent) or within 30 days following the date on which it was due for non-scheduled payment, shall bear interest from the date when due, as to scheduled payments, or the 31st day after it was due as to non-scheduled payments. The interest ("Interest") charged shall be equal to tile prime rate reported in the Wall Street Journal as published closest prior to the date when due plus 4%, but shall not exceed the maximum rate allowed by law, Interest is payable In addition to the potential late charge provided for in Paragraph 13.4.

         13.6. Breach by Lessor.

                  (d) Notice of Breach. Lessor shall not be deemed In breach of this Lease unless Lessor falls within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph, a reasonable time shall In no event be less than 30 days after receipt by Lessor, and any Lender whose name and address shall have been furnished. Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lesser has not been performed; provided, however, that if the nature of Lessor's obligation is such that mane than 30 days are reasonably required for its performance, then Lessor shall not be in breach if performance is commenced within such 30 day period and thereafter diligently pursued to completion. In the event of an emergency resulting in property damage to Lessee. Lessor shall act reasonably ant respond sooner.

                  (e) Performance by Lessee on Behalf of Lessor. In the event that neither Lessor nor Lender cures said breach within 30 days after receipt of said notice, or `if having commenced said cure they do not diligently pursue it to completion, then Lessee may elect to cure said broach at Lessee's expense and offset from Rent an amount equal to the greater of one month's Bass Rent or the Security Deposit, and to pay an excess of such expense under protest, reserving Lessee's right to reimbursement from Lessor. Lessee shall document the cost of said cure and supply Said documentation to Lessor.

         14. Condemnation.

         If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (collectively "Condemnation"), this Lease shall terminate as to the part taken as of the date the condemning authority takes title or possession, whichever, first occurs. if more than 10% of the floor area of the Unit, or more than 25% of Lessee's Reserved Parking Spaces, is taken by Condemnation, Lessee may, at Lessee's option, to be exercised in writing within 30 days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice within 30 days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in proportion to the reduction in utility of the Premises caused by such Condemnation. Condemnation awards and/or payments shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold, the value of the part taken, or for severance damages; provided, however, that Lessee shall be entitled to any compensation for Lessee's relocation expenses, loss of business goodwill and/or Trade Fixtures, without regard to whether or not this Lease is terminated pursuant to tins provisions of this Paragraph. All Alterations and Utility Installations made to the Premises by Lessee, for purposes of Condemnation only, shall be considered the property of the Lessee and Lessee shall be entitled to any and all compensation which is payable therefor. In the event that this Lease is not terminated by reason of the Condemnation, Lessor shall repair any damage to the Premises caused by such Condemnation.

         15. Brokerage Fees.

         15.1. Additional Commission. In addition to the payments owed pursuant to Paragraph l,i0 above, and unless Lessor and the Brokers otherwise agree in writing, Lessor agrees that: (a) if Lessee exercises any Option, (b) if Lessee acquires from Lessor any rights to the Premises or other premises owned by Lessor and located within the Project, (c) if Lessee remains in possession of the premises, with the consent of Lessor. after the expiration of this Lease, or
(d) if Base Rent is increased, whether by agreement or operation of an escalation clause herein, then. Lessor shall pay Brokers a fee in accordance with tile schedule of the Brokers in effect at the time of the execution of this Lease.

         15.2. Assumption of Obligations. Any buyer or transferee of Lessor's Interest in this Lease shall be deemed to have assumed Lessor's obligation hereunder. Brokers shall be third party beneficiaries of the provisions of Paragraphs 1.10. 15 22 and 31. If Lessor fail, to pay to Brokers any amounts due as and for brokerage fees pertaining to this Lease when due, then such amounts shall accrue interest. In addition, if Lessor fails to pay any amounts to Lessee's Broker when due, Lessee's Broker may send written notice to Lessor and Lessee of such failure and if Lessor falls to pay such amounts within 10 days after said notice, Lessee shall pay said monies to its Broker and offset such amounts against Rent In addition, Lessee's Broker shall be deemed to be a third party beneficiary of any commission agreement entered into by and/on between Lessor and Lessor's Broker for the limited purpose of collecting any brokerage fee owed.

         15.3. Representations and Indemnities of Broker Relationships. Lessee and Lessor each represent and warrant to The other that it has had no dealings with any person. firm, broker or finder (other than the Brokers, if any) in connection with this Lease, and that no one other than said named Brokers is entitled to any commission or finder's fee in connection herewith. Lessee and lessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which maybe claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of line indemnifying Party, including any costs, expenses, attorneys' fees reasonably incurred with respect thereto.

         16. Estoppel Certificate.

                  (a) Each Party (as "Responding Party") shall within 10 days after written notice from the other Party (the "Requesting Party") execute, acknowledge and deliver to The Requesting Party a statement in writing in form similar to the then most current "Estoppel Certificate" form published by the American Industrial Real Estate Association, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

                  (b) If the Responding Party shall fall to execute or deliver the Estoppel Certificate within such 10 day period, the Requesting Party may execute an Estoppel Certificate slating that (i) the Lease is in full force and effect without modification except as may be represented by the Requesting Party, (ii) there are no uncured defaults in the Requesting Party's performance, and (iii) if Lessor is the Requesting Party, not more than one month's rent has been paid in advance. Prospective purchasers and encumbrances may rely upon the Requesting Party's Estoppel Certificate, and the Responding Party shall be estopped from denying the truth of the facts contained in said Certificate.

                  (c) if Lessor desires to finance, refinance, or sell the Premises, or any part thereof, Lessee and all Guarantors shall deliver to any potential lender or purchaser designated by Lessor such financial statements as may be reasonably required by such lender or purchaser, including but not limited to Lessee's financial statements for the past 3 years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

         17. Definition of Lessor.

         The term "Lessor" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises, or if this is a sublease, of the Lessee's interest in the prior lease. In the event of a transfer of Lessor's title or interest in the Premises on this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor. Except as provided in Paragraph 15, upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, this obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined. Notwithstanding the above, and subject to the provisions of Paragraph 20 below, the original Lessor under this Lease, and all subsequent holders of the Lessor's interest in this Lease shall remain liable and responsible with regard to the potential duties and liabilities of Lessor pertaining to Hazardous Substances as outlined in Paragraph 6.2 above.

         18. Severability.

         The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

         19. Days.

         Unless otherwise specifically indicated to the contrary, the word "days' as used in this Lease shall mean and refer to calendar days.

         20. Limitation on Liability.

         Subject to the provisions of Paragraph 17 above, the obligations of Lessor under this Lease shall not constitute personal obligations of Lessor, the individual partners of Lessor or its or their individual partners, directors, officers or shareholders, and Lessee shall look to the Premises, including any Insurance or condemnation proceeds or other amounts owing to Lessor from the Premises, and to no other assets of Lessor, for the satisfaction of any liability of Lessor with respect to this Lease, and shall not seek recourse against the individual partners of Lessor, or its or their individual partners, directors, officers or shareholders, or any of their personal assets for such satisfaction.

         21. Time of Essence.

         Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

         22. No Prior or Other Agreements; Broker Disclaimer.

         This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective. Lessor and Lessee each represents and warrants to the Brokers that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Lease and as to the use, nature, quality and character of the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party. The liability (including court costs and attorneys' fees), of any Broker with respect to negotiation, execution, delivery or performance by either Lessor or Lessee under this Lease or any amendment or modification hereto shall be limited to an amount up to the fee received by such Broker pursuant to this Lease; provided, however, that the foregoing limitation on each Broker's liability shall not be applicable to any gross negligence or willful misconduct of such Broker.

         23. Notices.

         23.1. Notice Requirements. All notices required or permitted by this Lease or applicable law shall be in writing and may be delivered in person (by hand or by courier) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notices. Either Party may by written notice to the other specify a different address for notice, except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice. A copy of all notices to Lessor shall be concurrently transmitted to such party on parties at such addressee as Lessor may from time to time hereafter designate in writing.

         23.2. Date of Notice. Any notice sent by registered or certified mall, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail, the notice shall be deemed given 48 hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail on overnight courier that guarantee next day delivery shall be deemed given 24 hours after delivery of the same to the Postal Service or courier. Notices transmitted by facsimile transmission or similar means shall be deemed delivered upon telephone confirmation of receipt (confirmation report from a fax machine is sufficient), provided a copy is also delivered via delivery or mail. If notice is received on a Saturday, Sunday or legal holiday, it shall be deemed received on the next business day.

         24. Waivers.

         No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by Lessee of the same or of any other term, covenant or condition hereof. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. The acceptance of Rent by Lessor shall not be a waiver of any Default or Breach by Lessee. Any payment by Lessee may be accepted by Lessor on account of monies or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

         25. Disclosures Regarding The Nature of a Real Estate Agency Relationship.

                  (a) When entering into a discussion with a real estate agent regarding a real estate transaction, a Lessor or Lessee should from the outset understand what type of agency relationship or representation it has with the agent or agents in the transaction. Lessor and Lessee acknowledge being advised by the Brokers in this transaction, as follows:

                           (i) Lessor's Agent. A Lessor's agent under a listing
                  agreement with the Lessor acts as the agent for the Lessor only. A Lessor's agent or subagent has the following affirmative obligations: To the Lessor: A fiduciary duty of utmost care, integrity, honesty, and loyalty in dealings with the Lessor. To the Lessee and the Lessor: a. Diligent exercise of reasonable skills and care in performance of the agent's duties, b. A duty of honest and fair dealing and good faith.
                  c. A duty to disclose all facts known to the agent materially affecting the value or desirability of the property that are not known to, or within the diligent attention and observation of, the Parties. An agent is not obligated to reveal to either Party any confidential information obtained from the other Party which does not involve the affirmative duties set forth above.

                           (ii) Lessee's Agent. An agent can agree to act as
                  agent for the Lessee only. In these situations, the agent is not the Lessor's agent, even if by agreement the agent may receive compensation for services rendered, either in full or in part from the Lessor. An agent acting only for a lessee has the following affirmative obligations. To the Lessee: A fiduciary duty of utmost core, integrity, honesty, and loyalty in dealings with the Lessee. To the Lessee and the Lessor: a. Diligent exercise of reasonable skills and care in performance of the agent's duties. B. A duty of honest and fair dealing and good faith.
                  C. A duty to disclose all facts known to the agent materially affecting the value or desirability of the property that are not known to, or within the diligent attention and observation of, the Parties. An agent is not obligated to reveal to either Party any confidential information obtained from the other Party which does not involve the affirmative duties set forth above.

                           (iii) Agent Representing Both Lessor and Lessee. A
                  real estate agent, either acting directly or through one or more associate licenses, can legally be the agent of both the Lessor and the Lessee in a transaction, but only with the knowledge and consent of both the Lessor and the Lessee. In a dual agency situation, the agent has the following affirmative obligations to both the Lessor and the Lessee: a. A fiduciary duty of utmost care, integrity, honesty and loyalty in the dealings with either Lessor or the Lessee. b. Other duties to the Lessor and the Lessee as stated above in subparagraphs (i) or (ii). In representing both Lessor and Lessee, the agent may not without the express permission of the respective Party, disclose to the other Party that the Lessor will accept rent in an amount less than that indicated in the listing or that the Lessee is willing to pay a higher rent than that offered. The above duties of the agent in a real estate transaction do not relieve a Lessor or Lessee from the responsibility to protect their own interests. Lessor and Lessee should carefully read all agreements to assure that they adequately express their understanding of the transaction. A real estate agent is a person qualified to advise about real estate. If legal or tax advice is desired, consult a competent professional.

                  (b) Brokers have no responsibility with respect to any default or breach hereof by either Party. The liability (including court costs and attorneys' fees of any Broker with respect to any breach of duty, error or omission relating to this Lease shall not exceed the fee received by such Broker pursuant to this Lease; provided, however, that the foregoing limitation on each Broker's liability shall not be applicable to any gross negligence or willful misconduct of such Broker.

                  (c) Buyer and Seller agree to identify to Brokers as "Confidential" any communication on information given Brokers that is considered by such Party to be confidential.

         26. No Right To Holdover.

         Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or termination of this Lease. In the event that Lessee holds over, then the Base Rent shall be increased to 125% of the Base Rent applicable immediately preceding the expiration or termination. Nothing contained herein shall be construed as consent by Lessor to any holding over by Lessee.

         27. Cumulative Remedies.

         No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or it, equity.

         28. Covenants and Conditions; Construction of Agreement.

         All provisions of this Lease to be observed or performed by Leases are both covenants and conditions. In construing this Lease, all headings and titles are for the convenience of the Parties only and shall not be considered a part of this Lease. Whenever required by the context, the singular shall include the plural and vice versa. This Lease shall not be construed as if [illegible] by one of the Parties, but rather according to its fair meaning as a whole, as if both Parties had prepared it.

         29. Binding Effect; Choice of Law.

         This Lease shall be binding upon the parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

         30. Subordination; Attornment; Non-Disturbance.

         30.1. Subordination. This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "Security Device"), now or hereafter placed upon the Premises, to any and all advances made on the security thereof, and to all renewals, modifications, and extensions thereof. Lessee agrees that the holders of any such Security Devices (in this Lease together referred to as "Lender") shall have no liability or obligation to perform any of the obligations of Lessor under this Lease. Any Lender may elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device by giving written notice thereof to Lessee, whereupon this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation on recordation thereof.

         30.2. Attornment. Subject to the non-disturbance provisions of Paragraph 30.3, Lessee agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure, such new owner shall not (a) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership; (b) be subject to any offsets or defenses which Lessee might have against any prior lessor, (c) be bound by prepayment of more than one month's rent, or (d) be liable for the return of any security deposit paid to any prior lessor.

         30.3. Non-Disturbance. With respect to Security Devices entered into by Lessor after the execution of this Lease, Lessee's subordination of this Lease shall be subject to receiving a commercially reasonable non-disturbance agreement (a "Non-Disturbance Agreement") from the Lender which Non-Disturbance Agreement provides that Lessee's possession of the Premises, and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not in breach hereof and attorns to the record owner of the Premises. Further, within 60 days after the execution of this Lease, Lessor shall use its commercially reasonable efforts to obtain a Non-Disturbance Agreement from the holder of any pre-existing Security Device which is secured by the Premises. In the event that Lessor is unable to provide the Non-Disturbance Agreement within said 60 days, then Lessee may, at Lessee's option, directly contact Lender and attempt to negotiate for the execution and delivery of a Non-Disturbance Agreement.

         30.4. Self-Executing. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided, however, that, upon written request from Lessor or a Lender in connection with a sale, financing on refinancing of the Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any subordination, attornment and/or Non-Disturbance Agreement provided for herein.

         31. Attorneys' Fees.

         If any Party on Broker brings an action or proceeding involving the Premises whether founded in tort, contract or equity, or to declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term, "Prevailing Party" shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party or Broker if its claim or defense. The attorneys' fees award shall not be computed in accordance with any count fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred. In addition, Lessor shall be entitled to attorneys' fees, costs and expenses incurred in the preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach ($200 is a reasonable minimum per occurrence for such services and consultation).

         32. Lessor's Access; Showing Premises; Repairs.

         Lessor and Lessor's agents shall have the right to enter the Premises at any time, after reasonable notice, in the case of an emergency, and otherwise at reasonable times for the purpose of showing the same to prospective purchasers, lenders, or tenants, and making such alterations, repairs, improvements or additions to the Premises as Lessor may deem necessary. All such activities shall be without abatement of rent or liability to Lessee. Lessor may at any time place on the Premises any ordinary "For Sale" signs and Lessor may during the last 6 months of the term hereof place on the Premises any ordinary "For Lease" signs. Lessee may at any time place on the Premises any ordinary "For Sublease" sign.

         33. Auctions.

         Lessee shall not conduct, nor permit to be conducted, any auction upon the Premises without Lessor's prior written consent. Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to permit an auction.

         34. Signs.

         Except for ordinary "For Sublease" signs which may be placed only on the Premises, Lessee shall not place any sign upon the Project without Lessors prior written consent. All signs must comply with all Applicable Requirements.

         35. Termination; Merger.

         Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination, or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, that Lessor may elect to continue any one or all existing subtenancies. Lessor's failure within 10 days following any such event to elect to the contrary by written notice 10 the holder of any such lesser Interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

         36. Consents.

         Except as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor's actual reasonable costs and expenses (including but not limited to architects', attorneys', engineers' and other consultants' fees) incurred in the consideration of, or response to, a request by Lease, for any Lessor consent, including but not limited to consents to an assignment, a subletting on the presence or use of a Hazardous Substance, shall be paid by Lessee upon receipt of an invoice and supporting documentation therefor. Lessor's consent to any act, assignment or subletting shall not constitute an acknowledgment that no Default or Breach by Leases of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent. The failure to specify herein any particular condition to Lessor's consent shall not preclude the imposition by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent being given in the event that either Party disagrees with any determination made by the other hereunder and reasonably requests the reasons for such determination, the determining party shall furnish its reasons in writing and in reasonable detail within 10 business days following such request.

         37. Guarantor.

         37.1. Execution. The Guarantors, if any, shall each execute a guaranty in the form, most recently published by the American Industrial Real Estate Association, and each such Guarantor shall have the same obligations as Lessee under this Lease.

         37.2. Default. It shall constitute a Default of the Lessee if any Guarantor fails or refuses, upon request to provide: (a) evidence of the execution of the guaranty, including the authority of the party signing on Guarantor's behalf to obligate Guarantor, and in the case of a corporate Guarantor, a certified copy of a resolution of its board of directors authorizing the making of such guaranty, (b) current financial statements, (c) an Estoppel Certificate, or (d) written confirmation that the guaranty is still in effect.

         38. Quiet Possession.

         Subject to payment by Lessee of the Rent and performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession and quiet enjoyment of the Premises during the term hereof.

         39. Options.

         If Lessee is granted an option, as defined below, then the following provisions shall apply.

         39.1. Definition. "Option" shall mean: (a) The right to extend the term of or renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (b) the right of first refusal or first offer to lease either the Premises or other property of Lessor; (c) the right to purchase or the right of first refusal to purchase the Premises or other property of Lessor.

         39.2. Options Personal To Original Lessee. Any Option granted to Lessee in this Lease is personal to the original Lessee, or a Permitted Transfer under 12.1(f), and cannot be assigned or exercised by anyone other than said original Lessee and only while the original Lessee is in full possession of the Premises and, if requested by Lessor, with Lessee certifying that Lessee has no intention of thereafter assigning or subletting.

         39.3. Multiple Options. In the event that Lessee has any multiple Options to extend or renew this Lease, a later Option cannot be exercised unless the prior Options have been validly exercised.

         39.4 Effect of Default on Options.

                  a) Lessee shall have no right to exercise an Option: (i) during the period commencing with the giving of any notice of Default and continuing until said Default is cured, (ii) during the period of time any Rent is unpaid (without regard to whether notice thereof is given Lessee), (iii) during the time Lessee is in Breach of this Lease, or (iv) in the event that Lessee has been given 3 or more notices of separate Default, whether or not the Defaults are cured during the 12 month period immediately preceding the exercise of the Option.

                  b) The period of time within an Option may be executed shall not be extended or enlarges by reason of Lessee's inability to exercise an Option because of the provisions of Paragraph 39.4 (a)

                  (c) An Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and prior to the commencement of the extended term, (i) Lessee fails to pay Rent for a period of 30 days after such Rent becomes due (without any necessity of Lessor to give notice thereof), (ii) Lessor gives to Lessee 3 or more notices of separate Default during any 12 month period, whether or not the Defaults are cured.

         40. Security Measures. Lessee hereby acknowledges that the Rent payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties.

         41. Reservations. Lessor reserves the right: (i) to grant, without the consent or joinder of Lessee, such easements, rights and dedications that Lessor deems necessary, (ii) to cause the recordation of parcel maps and restrictions, and (iii) to create and/or install new utility raceways, so long as such easements, rights, dedications, maps, restrictions, and utility raceways do not unreasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate such rights.

         42. Performance Under Protest. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay.

         43. Authority. If either Party hereto is a corporation, trust, limited liability company, partnership, or similar entity, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. Each party shall, within 30 days after request, deliver to the other party satisfactory evidence of such authority.

         44. Conflict. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

         45. Offer. Preparation of this Lease by either party or their agent and submission of same to the other Party shall not be deemed an offer to lease to the other Party. This Lease is not intended to be binding until executed and delivered by all Parties hereto.

         46. Amendments. This Lease may be modified only in writing, signed by the Parties in interest at the time of the modification. As long as they do not materially change Lessee's obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by a Lender in connection with the obtaining of normal financing or refinancing of the Premises.

         47. Multiple Parties. If more than one person or entity is named herein as either Lessor or Lessee, such multiple Parties shall have joint and several responsibility to comply with the terms of this Lease.

         48. Waiver of Jury Trial. The Parties hereby waive their respective rights to trial by jury in any action or proceeding involving the Property or arising out of this Agreement.

         49. Mediation and Arbitration of Disputes. An Addendum requiring the Mediation and/or the Arbitration of all disputes between the Parties and/or Brokers arising out of this Lease is not attached to this Lease.

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

ATTENTION: NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY ANY BROKER AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES. THE PARTIES ARE URGED TO:
1. SEEK ADVICE OF COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.
2. RETAIN APPROPRIATE CONSULTANTS TO REVIEW AND INVESTIGATE THE CONDITION OF THE PREMISES. SAID INVESTIGATION SHOULD INCLUDE BUT NOT BE LIMITED TO: THE POSSIBLE PRESENCE OF HAZARDOUS SUBSTANCES, THE ZONING OF THE PREMISES, THE STRUCTURAL INTEGRITY, THE CONDITION OF THE ROOF AND OPERATING SYSTEMS, COMPLIANCE WITH THE AMERICANS WITH DISABILITIES ACT AND THE SUITABILITY OF THE PREMISES FOR LESSEE'S INTENDED USE.

WARNING: IF THE PREMISES ARE LOCATED IN A STATE OTHER THAN CALIFORNIA, CERTAIN PROVISIONS OF THE LEASE MAY NEED TO BE REVISED TO COMPLY WITH THE LAWS OF THE STATE IN WHICH THE PREMISES ARE LOCATED. The parties hereto have executed this Lease at the place and on the dates specified above their respective signatures.


Executed at:                              Executed at:
            --------------------------                --------------------------
on:                                       on:
   -----------------------------------       -----------------------------------


By LESSOR:                                By LESSEE:

--------------------------------------    --------------------------------------

--------------------------------------    --------------------------------------
By:                                       By:
   -----------------------------------       -----------------------------------


By:                                       By:
   -----------------------------------       -----------------------------------
Name Printed:                             Name Printed:
             -------------------------                 -------------------------
Title:                                    Title:
      --------------------------------          --------------------------------


By:                                       By:
   -----------------------------------       -----------------------------------
Name Printed:                             Name Printed:
             -------------------------                 -------------------------
Title:                                    Title:
      --------------------------------          --------------------------------
Address:                                  Address:
        ------------------------------            ------------------------------

Telephone:   (515) 362-0532               Telephone:   (770) 953-4567
          ----------------------------              ----------------------------
Facsimile:    (515) 248-8090              Facsimile:    (770) 618-7080
          ----------------------------              ----------------------------
Federal ID No.                            Federal ID No.
              ------------------------                  ------------------------

These forms are often modified to meet changing requirements of law and needs of the Industry. Always write or call to make sure you are utilizing the most current form: American Industrial Real Estate Association, 700 South Flower Street, Suite 600, Los Angeles, CA 90017. (213) 687-8777.

        (C)Copyright 1998 By American Industrial Real Estate Association.
                              All rights reserved.
          No part of these works may be reproduced in any form without permission in writing.

                 ADDENDUM TO THE STANDARD INDUSTRIAL/COMMERCIAL
                            MULTI TENANT LEASE-GROSS
                                 BY AND BETWEEN
            PRINCIPAL LIFE INSURANCE CORPORATION, AN IOWA CORPORATION
                C/O PRINCIPAL CAPITAL MANAGEMENT, LLC ("LESSOR")
                                       AND
                          ATLANTIS PLASTICS FILMS, INC.
                               DATED MARCH 8, 2000

         49.1 HAZARDOUS MATERIALS (Refer to Paragraph 6.2)

                  I. DEFINITIONS.

                           A. "Hazardous Material" means any substance, whether
solid, liquid or gaseous in nature:

                                    (i) the presence of which requires
investigation or remediation under any federal, state or local statute, regulation, ordinance, order, action, policy or common law, or

                                    (ii) which is or becomes defined as a
"hazardous waste", "hazardous substance", pollutant or contaminant under any federal, state or local statute, regulation, rule or ordinance or amendments thereto including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. section 9601 et seq.) and/or the Resource Conservation and Recovery Act (42 U.S.C. section 6901 et seq.), the Hazardous Materials Transportation Act (49 U.S.C. section 1801 et seq.), the Federal Water Pollution Control Act (33 U.S.C. section 1251 et seq.), the Clean Air Act (42 U.S.C. section 7401 et seq.), the Toxic Substances Control Act, as amended (15 U.S.C. section 2601 et seq.), and the Occupational Safety and Health Act (29 U.S.C. section 651 et seq.), as these laws have been amended or supplemented; or

                                    (iii) which is toxic, explosive, corrosive,
flammable, infectious, radioactive, carcinogenic, mutagenic, or otherwise hazardous or is or becomes regulated by any governmental authority, agency, department, commission, board, agency or instrumentality of the United States, the State of California or any political subdivision thereof; or

                                    (iv) the presence of which on the Property
causes or threatens to cause a nuisance upon the Property or to adjacent properties or poses or threatens to pose a hazard to the health or safety of persons on or about the Property; or

                                    (v) the presence of which on adjacent
properties could constitute a trespass by Tenant; or

                                    (vi) without limitation which contains
gasoline, diesel fuel or other petroleum hydrocarbons; or

                                    (vii) without limitation which contains
polychlorinated biphenyls (PCBs), asbestos or urea formaldehyde foam insulation; or

                                    (viii) without limitation which contains
radon gas.

                           B. "Environmental Requirements" means all applicable
present and future:

                                    (i) statutes, regulations, rules,
ordinances, codes, licenses, permits, orders, approvals, plans, authorizations, concessions, franchises, and similar items (including, but not limited to those pertaining to reporting, licensing, permitting, investigations and remediation), of all Governmental Agencies; and

                                    (ii) all applicable judicial,
administrative, and regulatory decrees, judgments, and orders relating to the protection of human health or the environment, including, without limitation, all requirements pertaining to emissions, discharges, releases, or threatened releases of Hazardous Materials or chemical substances into the air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of Hazardous Materials or chemical substances.

                           C. "Environmental Damages" means all claims,
judgments, damages, losses, penalties, fines, liabilities (including strict liability), encumbrances, liens, costs, and expenses (including the expense of investigation and defense of any claim, whether or not such claim is ultimately defeated, or the amount of any good faith settlement or judgment arising from any such claim) of whatever kind or nature, contingent or otherwise, matured or unmatured, foreseeable or unforeseeable (including without limitation reasonable attorneys' fees and disbursements and consultants' fees) any of which are incurred at any time as a result of the existence of Hazardous Material upon, about, or beneath the Property or migrating or threatening to migrate to or from the Property, or the existence of a violation of Environmental Requirements pertaining to the Property and the activities thereon, regardless of whether the existence of such Hazardous Material or the violation of Environmental Requirements arose prior to the present ownership or operation of the Property. Environmental Damages include, without limitation:

                                    (i) damages for personal injury or injury to
property or natural resources occurring upon or off of the Property, including, without limitation, lost profits, consequential damages, the cost of demolition and rebuilding of any improvements on real property, interest, penalties and damages arising from claims brought by or on behalf of employees of Tenant (with respect to which Tenant waives any right to raise as a defense against Landlord any immunity to which it may be entitled under any industrial or worker's compensation laws);

                                    (ii) fees, costs or expenses incurred for
the services of attorneys, consultants, contractors, experts, laboratories and all other costs incurred in connection with the investigation or remediation of such Hazardous Materials or violation of any feasibility studies or reports or the performance of any cleanup, remediation, removal, response, abatement, containment, closure, restoration or monitoring work required by any Governmental Agency or reasonably necessary to make full economic use of the Property or any other property in a manner consistent with its current use or otherwise expended in connection with such conditions, and including without limitation any attorneys' fees, costs and expenses incurred in enforcing the provisions of this Lease or collecting any sums due hereunder;

                                    (iii) liability to any third person or
Governmental Agency to indemnify such person or Governmental Agency for costs expended in connection with the items referenced in subparagraph (ii) above; and

                                    (iv) diminution in the fair market value of
the Property, including, without limitation, any reduction in fair market rental value or life expectancy of the Property or the improvements located thereon or the restriction on the use of or adverse impact on the marketing of the Property or any portion thereof.

                           D. "Governmental Agency" means all governmental
agencies, departments, commissions, hoards, bureaus or instrumentalities of the United States, states, counties, cities and political subdivisions thereof.

                           E. The "Tenant Group" means Tenant, Tenant's
successors, assignees, guarantors, officers, directors, agents, employees, invitees, permitees or other parties under the supervision or control of Tenant or entering the Property during the term of this Lease with the permission or knowledge of Tenant other than Landlord or its agents or employees.

                  II. PROHIBITIONS.

                           A. Other than commercially reasonable quantities of
general office supplies and except as specified on Exhibit "D" attached hereto provided Tenant's use complies with all Environmental Requirements and is incidental to Tenant's operation of its business, Tenant shall not cause, permit or suffer any Hazardous Material to be brought upon, treated, kept, stored, disposed of, discharged, released, produced, manufactured, generated, refined or used upon, about or beneath the Property by the Tenant Group, without the prior written consent of Landlord. From time to time during the term of this Lease, Tenant may request Landlord's approval of Tenant's use of other Hazardous Materials, which approval may be withheld in Landlord's sole discretion. Tenant shall, prior to the Commencement Date, provide to Landlord for those Hazardous Materials described on Exhibit "B" (a) a description of handling, storage, use and disposal procedures, and (b) all "community right to know" plans or disclosures and/or emergency response plans which Tenant is required to supply to local governmental agencies pursuant to any Environmental Requirements.

                           B. Tenant shall not cause or permit the commission by
the Tenant Group, of a violation of any Environmental Requirements upon, about or beneath the Property.

                           C. Tenant shall neither create, cause to be created,
allow nor permit the Tenant Group to create any lien, security interest or other charge or encumbrance of any kind with respect to the Property, including without limitation, any lien imposed pursuant to section 107(f) of the Superfund Amendments and Reauthorization Act of 1986 (42 U.S.C. section 9607(1) or any similar state statute.

                           D. Tenant shall not install, operate or maintain any
above or below grade tank, sump, pit, pond, lagoon or other storage or treatment vessel or devise on the Property, without Landlord's prior written consent, which consent may be withheld in Landlord's sole discretion.

                  III. INDEMNITY.

                           A. Tenant, its successors, assigns and guarantors,
agree to indemnify, defend, reimburse and hold harmless:

                                    (i) Landlord; and

                                    (ii) any other person who acquires title to
all or a portion of the Premises in any manner (including purchase at a foreclosure sale) or who becomes entitled to exercise the rights and remedies of Landlord under this Lease; and

                                    (iii) the directors, officers, shareholders,
employees, partners, agents, contractors, subcontractors, experts, licensees, affiliates, lessees, mortgagees, trustees, heirs, devisees, successors, assigns and invitees of such persons, from and against any and all Environmental Damages which exist as a result of the activities and negligence of the Tenant Group during Tenant's occupancy of the Property or which exist as a result of the breach of any warranty or covenant or the inaccuracy of any representation of Tenant contained in this Lease, or by Tenant's remediation of the Property or failure to meet its remediation obligations contained in this Lease.

                           B. The obligations contained in this Section III
shall include, but not be limited to, the burden and expense of defending all claims, suits and administrative proceedings, even if such claims, suits or proceedings are groundless, false or fraudulent, and conducting all negotiations of any description, and paying and discharging, when and as the same become due, any and all judgments, penalties, consequential damages or other sums due against such indemnified persons. Landlord, at its sole expense, may employ additional counsel of its choice to associate with Tenant's counsel.

                           C. Landlord shall have the right, but not the
obligation, to join and participate in, and control, if it so elects, any legal proceedings or actions initiated in connection with Tenant's activities. Landlord may also negotiate, defend, approve and appeal any action taken or issued by any applicable governmental authority with regard to contamination of the Property by a Hazardous Material.

                           D. The obligations of Tenant under this paragraph
shall not be affected by any investigation by or on behalf of Landlord, or by any information which Landlord may have or obtain with respect thereto.

                  IV. OBLIGATION TO REMEDIATE.

                  In addition to the obligation of Tenant to indemnify Landlord pursuant to this Lease, Tenant shall, upon approval and demand of Landlord, at its sole cost and expense and using contractors approved by Landlord, promptly take all actions to remediate the Property which are required by any Governmental Agency, or which are reasonably necessary to mitigate Environmental Damages or to allow full economic use of the Property, which remediation is necessitated from the presence upon, about or beneath the Property, at any time during or upon termination of this Lease, of a Hazardous Material or a violation of Environmental

Requirements, existing as a result of the activities or negligence of the Tenant Group. Such actions shall include, but not be limited to, the investigation of the environmental condition of the Property, the preparation of any feasibility studies, reports or remedial plans, and the performance of any cleanup, remediation, containment, operation, maintenance, monitoring or restoration work, whether on or off the Property, which shall be performed in a manner approved by Landlord. Tenant shall take all actions necessary to restore the Property to the condition existing prior to the introduction of Hazardous Material upon, about or beneath the Property, notwithstanding any lesser standard of remediation allowable under applicable law or governmental policies.

                  V. RIGHT TO INSPECT.

                  Landlord shall have the right in its sole and absolute discretion, but not the duty, to enter and conduct an inspection of the Property, including invasive tests, at any reasonable time to determine whether Tenant is complying with the terms of the Lease, including but not limited to the compliance of the Property and the activities thereon with Environmental Requirements and the existence of Environmental Damages as a result of the condition of the Property or surrounding properties and activities thereon. Landlord shall have the right, but not the duty, to retain any independent professional consultant (the "Consultant") to enter the Property to conduct such an inspection or to review any report prepared by or for Tenant concerning such compliance. The cost of the Consultant shall be paid by Landlord unless such investigation discloses a violation of any Environmental Requirement by the Tenant Group or the existence of a Hazardous Material on the Property or any other property caused by the activities or negligence of the Tenant Group (other than Hazardous Materials used in compliance with all Environmental Requirements and previously approved by Landlord), in which case Tenant shall pay the cost of the Consultant. Tenant hereby grants to Landlord, and the agents, employees, consultants and contractors of Landlord the right to enter the Property and to perform such tests on the Property as are reasonably necessary to conduct such reviews and investigations. Landlord shall use its best efforts to minimize interference with the business of Tenant.

                  VI. NOTIFICATION.

                  If Tenant shall become aware of or receive notice or other communication concerning any actual, alleged, suspected or threatened violation of Environmental Requirements, or liability of Tenant for Environmental Damages in connection with the Property or past or present activities of any person thereon, including, but not limited to, notice or other communication concerning any actual or threatened investigation, inquiry, lawsuit, claim, citation, directive, summons, proceeding, complaint, notice, order, writ, or injunction, relating to same, then Tenant shall deliver to Landlord within ten (10) days of the receipt of such notice or communication by Tenant, a written description of said violation, liability, or actual or threatened event or condition, together with copies of any documents evidencing same. Receipt of such notice shall not be deemed to create any obligation on the part of Landlord to defend or otherwise respond to any such notification.

                  If requested by Landlord, Tenant shall disclose to Landlord the names and amounts of all Hazardous Materials other than general office supplies referred to in Section 49.4 of this Lease, which were used, generated, treated, handled, stored or disposed of on the Property or which Tenant intends to use, generate, treat, handle, store or dispose of on the Property. The foregoing in no way shall limit the necessity for Tenant obtaining Landlord's consent pursuant to Section the provisions of this Lease.

                  VII. SURRENDER OF PREMISES.

                  In the ninety (90) days prior to the expiration or termination of the Lease Term, and for up to ninety (90) days after Tenant fully surrenders possession of the Property, Landlord may have an environmental assessment of the Property performed in accordance with Section the provisions of this Lease. Tenant shall perform, at its sole cost and expense, any clean-up or remedial work recommended by the Consultant which is necessary to remove, mitigate or remediate any Hazardous Materials and/or contaminations of the Property caused by the activities or negligence of the Tenant Group.

                  VIII. ASSIGNMENT AND SUBLETTING.

                  In the event the Lease provides that Tenant may assign the Lease or sublet the Property subject to Landlord's consent and/or certain other conditions, and if the proposed assignee's or sublessee's activities in or about the Property involve the use, handling, storage or disposal of any Hazardous Materials other than those used by Tenant and in quantities and processes similar to Tenant's uses in compliance with the Lease, (i) it shall be reasonable for Landlord to withhold its consent to such assignment or sublease in light of the risk of contamination posed by such activities and/or (ii) Landlord may impose an additional condition to such assignment or sublease which requires Tenant to reasonably establish that such assignee's or sublessees activities pose no materially greater risk of contamination to the Property than do Tenant's permitted activities in view of the (a) quantities, toxicity and other properties of the Hazardous Materials to be used by such assignee or sublessee, (b) the precautions against a release of Hazardous Materials such assignee or sublessee agrees to implement, (c) such assignee's or sublessee's financial condition as it relates to its ability to fund a major clean-up and
(d) such assignee's or sublessee's policy and historical record respecting its willingness to respond to the clean up of a release of Hazardous Materials. Landlord shall also have its approval rights as set forth in Section this Lease.

                  IX. SURVIVAL OF HAZARDOUS MATERIALS OBLIGATION.

                  Tenant's breach of any of its covenants or obligations under this Lease shall constitute a material default under the Lease. The obligations of Tenant under this Lease shall survive the expiration or earlier termination of the Lease without any limitation, and shall constitute obligations that are independent and severable from Tenant's covenants and obligations to pay rent under the Lease.

         49.2 RIGHT OF FIRST OFFER:

         Lessee shall have the right of First Offer on any adjacent, non-leased vacant space within the same building throughout the lease term.

Lessor:

PRINCIPAL LIFE INSURANCE COMPANY, AN IOWA CORPORATION

BY: PRINCIPAL CAPITAL MANAGEMENT, LLC, A DELAWARE, LLC,

ITS AUTHORIZED SIGNATORY

By:                                       By:
   -----------------------------------       -----------------------------------
Name Typed:
           ---------------------------       -----------------------------------
Title:
      --------------------------------       -----------------------------------
Date:
     ---------------------------------       -----------------------------------


Lessee:

ATLANTIS PLASTICS FILMS, INC.

By:                                       By:
   -----------------------------------       -----------------------------------
Name Typed:
           ---------------------------       -----------------------------------
Title:
      --------------------------------       -----------------------------------
Date:
     ---------------------------------       -----------------------------------

                                   EXHIBIT "A"
                               OPTION TO PURCHASE

        By and Between (Lessor)     PRINCIPAL LIFE INSURANCE COMPANY,
                                    an Iowa Corporation c/o
                                    Principal Capital Management, Inc.

                       (Lessee)     Atlantis Plastics Films, Inc.

           Address of Premises:     13170 Marlay Avenue, Fontana,
                                    California 92337

         (a) Lessor hereby grants to Lessee an option to purchase the Building in which the Premises are located containing approximately 153,104 square feet, including the mezzanine structures, upon the terms and conditions herein set forth.

         (b) In order to exercise this option to purchase, Lessee must give written notice of the exercise of this option on or before September 1, 2000 (the "Option Period"), time being of the essence. At the same time the option is exercised, Lessee must deliver to Lessor a cashier's check the amount of $150,000.00 ("Deposit"), payable to Lessor to be part of the purchase price. If such notice is not so given and the Deposit is not made at the same time the option is exercised, this option shall automatically expire.

         (c) The provisions of paragraph 39, including those related to Lessee's Default set forth in paragraph 39.4 of this Lease are conditions of this option.

         (d) If Lessee elects to exercise this option to purchase as provided above, the transfer of title to Lessee shall occur on the close of escrow on or before December 1, 2000, and until that time the terms of this Lease shall remain in full force and effect.

         (e) If Lessee elects to exercise this option to purchase, the purchase price to be paid by Lessee shall be Six Million Forty Seven Thousand Six Hundred and Eight Dollars ($6,047,608.00).

         (f) Within ten days after this option to purchase is exercised, Lessor and Lessee shall give instructions to consummate the sale to First American Title Co. who shall act of escrow holder, on the normal and usual escrow forms then used by such escrow holder, as follows:

                  (i) Escrow shall close on the date set forth in paragraph (d) above;

                  (ii) Lessor shall deposit the check referred to in paragraph
(b) into escrow upon opening thereof, with the balance of the purchase price to be deposited into escrow no later than 11:00 a.m. on the business day prior to the closing date;

                  (iii) The parties agree to execute any additional instructions as are normal and usual;

                  (iv) The purchase shall be on an AS-IS basis, without representation or warranty from Lessor. The purchase price shall be paid in cash at the close of escrow. Lessor shall pay the costs of a CLTA Owner's Policy of Title Insurance, any documentary transfer tax, one-half of any escrow fee and any other incidental costs incurred directly by Lessor. Lessee shall pay one-half of the escrow fees, the cost of any survey, the cost of any endorsements to the title policy requested by Lessee, the additional costs of obtaining an ALTA Policy of Title Insurance, any title policy obtained by Lessee's lender (if any) and any other incidental costs incurred by Lessee. At the closing, (i) Lessor will deliver the Grant Deed, a Bill of Sale with respect to all personal property of the Lessor on the Premises, and an assignment of all warranties and contract rights with respect to the Building, (ii) Lessee will pay the purchase price to Lessor, and (iii) the escrow holder will prorate taxes to the extent Lessee has prepaid to Lessor any amount for taxes due after the closing date. All other costs shall be paid, and all other prorations shall be made, in the manner customary for purchase and sales of property in San Bernardino County, California. In the event the parties do not consummate the sale of the property after exercise of this option to purchase by Lessee or any reason, the parties agree that $75,000.00 of the Deposit is nonrefundable and will be retained by Lessor.

         (g) Extended Option to Purchase.

                  (i) Lessor hereby grants to Lessee a right to extend the time to exercise the option to purchase upon the terms and conditions herein set forth.

                  (ii) In order to exercise this extended option to purchase, Lessee must give written notice of the Lessees desire to extend the time period to exercise of the option on or before September 1, 2000, time being of the essence. At the same time Lessee notifies Lessor of this election, Lessee must deliver Lessor a cashier's check the amount of $150,000.00 ("Deposit"), payable to Lessor to be part of the purchase price, if the option is exercised and if the closing date is on or before May 1, 2001. If such notice is not so given and the Deposit is not made at the same time the election to extend the option is made, this option shall automatically expire. In the event Lessee makes this election to extend, all terms and conditions of the above option shall apply except that (1) the time period to exercise the option shall be extended until March 1, 2001, (2) the Deposit must be increased to $300,000.00 on or before March 1, 2001 by delivering to Lessor an additional cashier's check in the amount of $150,000.00, (3) the purchase price shall increase to Six Million Four Hundred Seventy Two Thousand One Hundred and Four Dollars ($6,472,104.00), (4) the closing date shall be extended to on or before May 1, 2001 and (5) $150,000 of the Deposit shall be nonrefundable instead of only $75,000.00.

         (h) Lessee shall have the Right of First Offer to Purchase the building throughout the lease term.


Lessor:

PRINCIPAL LIFE INSURANCE COMPANY, AN IOWA CORPORATION

BY: PRINCIPAL CAPITAL MANAGEMENT, LLC, A DELAWARE, LLC,

ITS AUTHORIZED SIGNATORY

By:                                       By:
   -----------------------------------       -----------------------------------
Name Typed:
           ---------------------------       -----------------------------------
Title:
      --------------------------------       -----------------------------------
Date:
     ---------------------------------       -----------------------------------


Lessee:

ATLANTIS PLASTICS FILMS, INC.

By:                                       By:
   -----------------------------------       -----------------------------------
Name Typed:
           ---------------------------       -----------------------------------
Title:
      --------------------------------       -----------------------------------
Date:
     ---------------------------------       -----------------------------------

                                    EXHIBIT B

                              WORK LETTER AGREEMENT

         In connection with the lease to which this Work Letter Agreement is attached (the "Lease"), and in consideration of the mutual covenants hereinafter contained, Lessor and Lessee agree as follows:

         1. COMPLETION SCHEDULE. A Preliminary Work Schedule (the "Work Schedule") is attached hereto as Exhibit B1. The Work Schedule shall set forth a timetable for the planning and completion of the installation of the Tenant Improvements (as defined in Paragraph 2 below). The Work Schedule shall set forth each of the various items of work to be done by Lessor in connection with the completion of the Tenant Improvements. The Work Schedule shall be submitted to Lessee for its approval and, upon approval by both Lessor and Lessee, Lessor and Lessee agree to comply with that Schedule, and it shall become the basis for the parties' performance under this Agreement. If Lessee shall fail to deliver to Lessor Lessee's written disapproval of the Work Schedule, as it may be modified after discussions between Lessor and Lessee, within seven (7) days after the date the Work Schedule is first received by Lessee, the Work Schedule shall be final and binding on all parties.

         2. TENANT IMPROVEMENTS. "Tenant Improvements" shall include the following:

                  a. Extending the roof by thirty (30) feet on a 48'x 40' bay on the west side of the building facing the rail site to accommodate the extruder.

                  b. Providing a reinforced concrete slab on the south side of the building to accommodate ten (10) sixty (60) foot tall resin storage silos.

                  c. Providing two (2) four thousand (4,000) KVA, 277/480 volt, 3 phase panels to the Premises.

                  d. Delivery of rail service to the Building.

                  e. Painting and carpeting the office on the first floor.

                  f. Replacing the roof.

                  g. Painting the exterior of the Building.

                  h. Slurry coating and re-striping the parking lot.

         3. TENANT IMPROVEMENT PLANS. Within five (5) business days after execution of the Lease or as soon a reasonably practical, Lessee agrees to meet with Lessor's architect for the purpose of promptly preparing plans for the Tenant Improvements ("Plans"). If Lessee fails to deliver to Lessor Lessee's written disapproval of the Plans within five (5) business days after the date the Plans, or any revised Plans, are first received by Lessee, the Plans shall be deemed approved by Lessee. If the Plans, or any revised Plans, are timely disapproved by Lessee pursuant to this Paragraph, Lessee shall provide to Lessor a written explanation of the reason(s) for such disapproval concurrently with that disapproval, and the Plans, as appropriate, shall be promptly revised and resubmitted to Lessee for approval. If Lessee fails to provide a written explanation as and when required by this Paragraph, the Plans shall be deemed approved by Lessee. After Plans are approved by Lessee pursuant to this Paragraph, Lessor's architect or space planner shall promptly prepare final working drawings and specifications for the Tenant Improvements. Those working drawings and specifications are referred to herein as the "Tenant Improvement Plans" and shall be approved by Lessor and Lessee pursuant to Paragraph 4 below.

         4. FINAL PRICING AND DRAWING SCHEDULE. Lessee shall have the right to approve the architect and engineer, such approval shall not be unreasonably withheld or delayed. If Lessee does not approve Lessor's architect or engineer, then Tenant must submit an alternative within five (5) business days after notice of Lessor's selection. If Lessor does not approve Lessee's proposed architect or engineer, then Lessor must submit an alternative within five (5) business days after notice of Lessee's selection. If the parties are unable to agree after proposing two architects or engineers, Lessor shall make the selection. However, any proposed architect or engineer must render a work product that is the same or better in quality as the architect or engineer initially proposed by Lessor. After preparation by Lessor's architect, the Tenant Improvement Plans shall be submitted to Lessee for approval, which shall not be unreasonably withheld. If Lessee fails to deliver to Lessor Lessee's written disapproval of the Tenant Improvement Plans, or any revised Tenant Improvements Plans, within five (5) business days after the date the Tenant Improvement Plans, or any revised Tenant Improvement Plans, are received by Lessee, the Tenant Improvement Plans shall be deemed approved by Lessee. If the Tenant Improvement Plans, or any revised Tenant Improvement Plans, are timely disapproved by Lessee pursuant to this Paragraph, Lessee shall provide to Lessor a written explanation of the reason(s) for such disapproval concurrently with that disapproval, and the Tenant Improvement Plans shall be revised and resubmitted to Lessee for approval. If Lessee fails to provide a written explanation as and when required by this Paragraph, the Tenant Improvement Plans shall be deemed approved by Lessee. After the Tenant Improvement Plans are so approved by Lessee, the Tenant Improvement Plans shall be submitted to the appropriate governmental body by Lessor for plan checking and the issuance of a building permit. Lessor, with Lessee's cooperation, shall cause to be made to the Tenant Improvement Plans any changes necessary to obtain the building permit and to comply with the requirements of local agencies. Concurrently with the plan checking, Lessor shall bid out the Tenant Improvement work to qualified contractors to be reasonably approved by Lessee and Lessor shall have prepared a final pricing for Lessee's approval in accordance with the Work Schedule, taking into account any modifications which may be required to reflect changes in the Tenant Improvement Plans required by the City of Fontana or other agencies. Lessor shall have the option to increase or decrease the final pricing, before or after Lessee approves the final pricing, to reflect changes in the cost of performing the Tenant Improvements caused by plan modifications required by the county or municipality in which the Project is located or other agencies. After final approval of the Tenant Improvement Plans no further changes may be made thereto without the prior written approval from both Lessor and Lessee, and then only after agreement by Lessee to pay any excess costs resulting from the design or construction of such changes. Lessee acknowledges that any such changes shall be subject to the terms of Paragraph 7 below.

         5. CONSTRUCTION OF TENANT IMPROVEMENTS. After a building permit for the Tenant Improvements has been issued, Lessor shall cause its contractor to begin installation of the Tenant Improvements in accordance with the Tenant Improvement Plans. Lessor shall supervise the completion of such work and shall use its best efforts to secure substantial completion of the work in accordance with the Work Schedule. The cost of such work shall be paid as provided in Paragraph 6 below. Lessor shall not be liable for any direct or indirect damages as a result of delays in construction beyond Lessor's control, including, but not limited to, acts of God, inability to secure governmental approvals or permits, governmental restrictions, strikes, lack of availability of materials or labor, or delays by Lessee (or its architect or anyone performing services on behalf of Lessee).

         6. PAYMENT FOR THE TENANT IMPROVEMENTS.

                  (a) Lessor grants to Lessee a "Tenant Improvement Allowance" as follows:

                           (i) An amount not to exceed Two Hundred Seventy Five
Thousand ($275,000) for the completion of the Tenant Improvements identified in Paragraph 2(a) through (c) only. Tenant acknowledges that the cost for these improvements may exceed the Tenant Improvement Allowance provided for in this Paragraph 6(a)(i) and Lessee agrees to pay the excess upon demand and prior to the commencement of construction of the Tenant Improvements.

                           (ii) An amount not to exceed One Hundred Twenty Five
Thousand ($125,000) for the completion of the Tenant Improvements identified in Paragraph 2(d) only. Tenant acknowledges that the cost for these improvement will exceed the Tenant Improvement Allowance provided for in this Paragraph 6(a)(ii) and Lessee agrees to pay the excess upon demand and prior to the commencement of construction of the Tenant Improvements.

                           (iii) The cost for completion of the Tenant
Improvements identified in Paragraph 2(e) through (h) shall be at Lessor's sole cost and expense.

                  (b) If the actual costs of purchasing and installing the Tenant Improvements exceed the Tenant Improvement Allowance, or if any of the Tenant Improvements are not to be paid out of the Tenant Improvement Allowance as provided in Paragraph 6(a) above, the excess shall be paid by Lessee to Lessor prior to the commencement of construction of the Tenant Improvements. However, if there is a remaining balance in the Tenant Improvement Allowance described in Paragraph 6(a)(i), Tenant may apply such balance to pay part of the excess due under Paragraph 6(a)(ii), and if there is any remaining balance it shall be used to reimburse Lessee for the cost of alterations and utility installations made to the Premises by Lessee in connection with preparation for occupancy.

                  (c) If, after the Tenant Improvement Plans have been prepared and a price therefor has been established by Lessor, Lessee shall require any changes or substitutions to the Tenant Improvement Plans, any additional costs related thereto shall be paid by Lessee to Lessor prior to the commencement of construction of the Tenant Improvements. Lessor shall have the right to decline Lessee's request for a change to the Tenant Improvement Plans if such change would, in Lessor's subjective good faith opinion, unreasonably delay construction of the Tenant Improvements.

                  (d) If increases in the cost of the Tenant Improvements as set forth in Lessor's final pricing are due to the requirements of any governmental agency, Lessee shall pay Lessor the amount of such increase within five (5) business days of Lessor's written notice; provided, however, that Lessor shall first apply toward such increase any remaining balance in the applicable Tenant Improvement Allowance, if any.

                  (e) The Tenant Improvements described in Paragraph 2, above shall remain the property of the Lessor at the end of the Term.

         7. COMPLETION AND RENTAL COMMENCEMENT DATE.

         Notwithstanding anything to the contrary of the Lease, the Commencement Date of the Term, and Lessee's obligation for the payment of rent under the Lease, shall commence on the later of: (i) forty-five (45) days from the date on which the Tenant Improvements identified in Subparagraphs 2(a) through (c) and subparagraphs 2(e) through (h) have been substantially completed as determined by a certificate from Lessor's architect; or (ii) November 1, 2000. However, if the Tenant Improvement identified in Subparagraph 2(d) has not been completed by the Commencement Date, then Base Rent owed under the Lease shall be reduced by 50% until substantial completion of the Tenant Improvement identified in Subparagraph 2(d). If there shall be a delay in substantial completion of the Tenant Improvements as a result of:

                  (a) Lessee's failure to approve any item or perform any other obligation in accordance with and by the date specified in the Work Schedule;

                  (b) Lessee's request for materials, finishes or installations other than those readily available;

                  (c) Lessee's changes in the Tenant Improvement Plans after Lessee approves the Tenant Improvement Plans;

                  (d) Lessee's failure to timely make any payment due from Lessee under this Work Letter Agreement or the Lease; then, as provided for in the Lease, the commencement of the Term shall be accelerated by the number of days of such delay. The Tenant Improvements shall be deemed substantially complete notwithstanding the fact that minor items of the Tenant Improvements which do not materially interfere with Lessee's use of the Premises remain to be performed, which items Lessor shall promptly complete or correct. However, the Tenant Improvements shall not be considered substantially complete unless governmental permits required for their use and occupancy have been obtained by Lessor. The Tenant Improvement referenced in this section shall not include improvements to be made by Lessee.

         8. RIGHT TO CANCEL.

         If it is determined that any of the Tenant Improvements specified in Paragraph 2 above can not be constructed at the Premises, either party may terminate this Lease by written notice to other within twenty (20) days after notice of the inability of Landlord to construct any of the Tenant Improvements. If either party gives such notice, this Lease shall terminate in which event the parties shall be discharged from all further obligations hereunder and the Lease shall be of no further force and effect. If substantial completion of the Tenant Improvement specified in Paragraph 2(d) (Rail Service) has not occurred by April 2001, either party may terminate the Lease by giving notice to the other prior to the delivery of rail service. If Tenant gives such notice and the rail service is not delivered within thirty (30) days thereafter, this Lease shall terminate in which event the parties shall be discharged from all further obligations hereunder and the Lease shall be of no further force and effect.

Lessor:

PRINCIPAL LIFE INSURANCE COMPANY, AN IOWA CORPORATION

BY: PRINCIPAL CAPITAL MANAGEMENT, LLC, A DELAWARE, LLC,

ITS AUTHORIZED SIGNATORY

By:                                       By:
   -----------------------------------       -----------------------------------
Name Typed:
           ---------------------------       -----------------------------------
Title:
      --------------------------------       -----------------------------------
Date:
     ---------------------------------       -----------------------------------


Lessee:

ATLANTIS PLASTICS FILMS, INC.

By:                                       By:
   -----------------------------------       -----------------------------------
Name Typed:
           ---------------------------       -----------------------------------
Title:
      --------------------------------       -----------------------------------
Date:
     ---------------------------------       -----------------------------------

                               RENT ADJUSTMENT(S)

                             STANDARD LEASE ADDENDUM

         Dated March 08, 2000

         By and Between (Lessor)     Principal Life Insurance Company,
                                     an Iowa Corporation
                                     c/o Principal Capital Management, LLC
                                     A Delaware Corporation

                        (Lessee)     Atlantis Plastics Films, Inc.
                                     A Delaware Corporation

            Address of Premises:     13170 Marlay Avenue, Fontana, California

Paragraph 49.3

A.       RENT ADJUSTMENTS:

The monthly rent for each month of the adjustment period(s) specified below shall be increased using the method(s) indicated below:

(Check Method(s) to be Used and Fill in Appropriately)

[X]      III. Fixed Rental Adjustment(s) (FRA)

The Base Rent shall be increased to the following amounts on the dates set forth below:

         On (Fill in FRA, Adjustment Date(s)):    The New Base Rent shall be:

         May 1, 2003                              $37,447.19
         November 1, 2005                         $39,343.25
         May 1, 2008                              $42,187.34

B.       NOTICE:

Unless specified otherwise herein, notice of any such adjustments, other than Fixed Rental Adjustments, shall be made as specified in paragraph 23 of the Lease.

C.       BROKER'S FEE:

The Brokers specified in paragraph 1.10 shall be paid a Brokerage Fee for each adjustment specified above in accordance with paragraph 15 of the Lease.

                               OPTION(S) TO EXTEND

                             STANDARD LEASE ADDENDUM

         Dated March 08, 2000

         By and Between (Lessor)     Principal Life Insurance Company,
                                     an Iowa Corporation
                                     c/o Principal Capital Management, LLC
                                     A Delaware Limited Liability Company

                        (Lessee)     Atlantis Plastics Films, Inc.
                                     A Delaware Corporation

            Address of Premises:     13170 Marlay Avenue, Fontana, California

Paragraph 49.4

A.       OPTION(S) TO EXTEND:

Lessor hereby grants to Lessee the option to extend the term of this Lease for two (2) additional sixty (60) month period(s) commencing when the prior term expires upon each and all of the following terms and conditions:

(i) In order to exercise an option to extend, Lessee must give written notice of such election to Lessor and Lessor must receive the same at least 6 but not more than 9 months prior to the date that the option period would commence, time being of the essence. If proper notification of the exercise of an option is not given and/or received, such option shall automatically expire. Options (if there are more than one) may only be exercised consecutively.

(ii) The provisions of paragraph 39, including those relating to Lessee's Default set forth in paragraph 39.4 of this Lease, are conditions of this Option.

(iii) Except for the provisions of this Lease granting an option or options to extend the term, all of the terms and conditions of this Lease except where specifically modified by this option shall apply.

(iv) This Option is personal to the original Lessee, and cannot be assigned or exercised by anyone other than said original Lessee and only while the original Lessee is in full possession of the Premises and without the intention of thereafter assigning or subletting.

(v) The monthly rent for each month of the option period shall be calculated as follows, using the method(s) indicated below:

(Check Method(s) to be Used and Fill in Appropriately)

[ ]      I. Cost of Living Adjustment(s) (COLA)

c. In the event the compilation and/or publication of the CPI shall be transferred to any other governmental department or bureau or agency or shall be discontinued, then, the index most nearly the same as the CPI shall be used to make such calculation. In the event that the Parties cannot agree on such alternative index, then the matter shall be submitted for decision to the American Arbitration Association in accordance with the then rules of said Association and the decision of the arbitrators shall be binding upon the parties. The cost of said Arbitration shall be paid equally by the Parties.

[X]      II. Market Rental Value Adjustment(s) (MRV)

a. On (Fill in MRV Adjustment Date(s)) November 01, 2010 and November 01, 2015. The Base Rent shall be adjusted to 95% of "Market Rental Value" of the property as follows:

the Base Rent shall be adjusted to the "Market Rental Values of the property as follows:

1) Six months prior to each Market Rental Value Adjustment Date described above, the Parties shall attempt to agree upon what the new MRV will be on the adjustment date. If agreement cannot be reached, within thirty days, then:

         (a) Lessor and Lessee shall immediately appoint a mutually acceptable appraiser or broker to establish the new MRV within the next thirty days. Any associated costs will be split equally between the Parties, or

         (b) Both Lessor and Lessee shall each immediately make a reasonable determination of the MRV and submit such determination, in writing, to arbitrator, in accordance with the following provisions:

                  (i) Within fifteen days thereafter, Lessor and Lessee shall each select an [ ] appraiser or [ ] broker ("Consultant" - check one) of their choice to act as an arbitrator. The two arbitrators so appointed shall immediately select a third mutually acceptable Consultant to act as a third arbitrator.

                  (ii) The three arbitrators shall within thirty days of the appointment of the third arbitrator reach a decision as to what the actual MRV for the Premises is, and whether Lessor's or Lessee's submitted MRV is the closest thereto. The decision of a majority of the arbitrators shall be binding on the Parties. The submitted MRV which is determined to be the closest to the actual MRV shall thereafter be used by the Parties.

                  (iii) If either of the Parties falls to appoint an arbitrator within the specified fifteen days, the arbitrator timely appointed by one of them shall reach, a decision, on his or her own, and said decision shall be binding on the Parties.

                  (iv) The entire cost of such arbitration shall be paid by the party whose submitted MRV is not selected, i.e., the one that is NOT the closest to the actual MRV.

2) Notwithstanding the foregoing, the new MRV shall not be less than the rent payable for the month immediately preceding the rent adjustment.

         b. Upon the establishment of each New Market Rental Value:

                  1) the new MRV will become the new "Base Rent" for the purpose of calculating any further Adjustments, and

                  2) the first month of each Market Rental Value term shall become the new "Base Month" for the purpose of calculating any further Adjustments.

[ ]      III. Fixed Rental Adjustment(s) (FRA)

The Base Rent shall be increased to the following amounts on the dates set forth below:

         On (Fill in FRA Adjustment Date(s)):    The New Base Rent shall be:

         ------------------------------------    $--------------------------
         ------------------------------------    $--------------------------
         ------------------------------------    $--------------------------
         ------------------------------------    $--------------------------

B.       NOTICE:

Unless specified otherwise herein, notice of any rents, adjustments, other than Fixed Rental Adjustments, shall be made as specified in paragraph 23 of the Lease.

C.       BROKER'S FEE:

The Brokers specified in paragraph 1.10 shall be paid a Brokerage Fee for each adjustment specified above in accordance with paragraph 15 of the Lease.

                                     - 2 -